FLOW SERVICING AGREEMENT

between

DB STRUCTURED PRODUCTS, INC.,

Owner

and

COUNTRYWIDE HOME LOANS SERVICING LP,
Servicer

Dated as of June 30, 2006

FIXED AND ADJUSTABLE RATE, RESIDENTIAL MORTGAGE LOANS AND HOME
EQUITY LINES OF CREDIT

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions

1

ARTICLE II

SERVICING

Section 2.01

Servicer to Act as Servicer.

17

Section 2.02

Liquidation of Mortgage Loans.

20

Section 2.03

Collection of Mortgage Loan Payments.

21

Section 2.04

Establishment of and Deposits to Custodial Account.

22

Section 2.05

Permitted Withdrawals From Custodial Account.

23

Section 2.06

Establishment of and Deposits to Escrow Account.

24

Section 2.07

Permitted Withdrawals From Escrow Account.

25

Section 2.08

Payment of Taxes, Insurance and Other Charges.

26

Section 2.09

Protection of Accounts.

27

Section 2.10

Maintenance of Hazard Insurance.

27

Section 2.11

Maintenance of Mortgage Impairment Insurance.

29

Section 2.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

29

Section 2.13

Inspections.

30

Section 2.14

Restoration of Mortgaged Property.

30

Section 2.15

Title, Management and Disposition of REO Property.

30

Section 2.16

Costs and Expenses.

32

Section 2.17

Real Estate Owned Reports.

32

Section 2.18

Liquidation Reports.

32

Section 2.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

32

Section 2.20

Notification of Adjustments.

32

Section 2.21

Recordation of Assignments of Mortgage.

33

Section 2.22

HELOC Disbursements.

33

Section 2.23

Credit Reporting.

34

Section 2.24

Superior Liens.

34

Section 2.25

Early Payment Default and Repurchase Obligations.

35

Section 2.26

Tax and Flood Service Contracts.

35

Section 2.27

Maintenance of Primary Insurance Policies and LPMI Policies;

Collections Thereunder

35

ARTICLE III

PAYMENTS TO OWNER

Section 3.01

Remittances.

35

Section 3.02

Monthly Reports to Owner.

36

Section 3.03

Advances by Servicer.

37

Section 3.04

No Monthly Advances.

37

Section 3.05

Cost of Funds.

38

ARTICLE IV

GENERAL SERVICING PROCEDURES

Section 4.01

Transfers of Mortgaged Property.

38

Section 4.02

Satisfaction of Mortgages and Release of Mortgage Files.

39

Section 4.03

Servicing Compensation.

40

Section 4.04

Annual Statement as to Compliance.

41

Section 4.05

Annual Independent Public Accountants’ Servicing Report.

41

Section 4.06

Sarbanes-Oxley Certification.

41

Section 4.07

Right to Examine Servicer Records.

42

Section 4.08

Compliance with Gramm-Leach-Bliley Act of 1999.

42

Section 4.09

On-Line Access.

42

Section 4.10

Report on Assessment of Compliance and Attestation.

43

Section 4.11

Use of Subservicers and Subcontractors.

44

ARTICLE V

SERVICER TO COOPERATE

Section 5.01

Provision of Information.

45

Section 5.02

Financial Statements; Servicing Facilities.

45

ARTICLE VI

TERMINATION

Section 6.01

Termination.

50

Section 6.02

Transfer of Servicing.

51

ARTICLE VII

BOOKS AND RECORDS

Section 7.01

Possession of Servicing Files Prior to the related Transfer Date.

54

ARTICLE VIII

INDEMNIFICATION AND ASSIGNMENT

Section 8.01

Indemnification; Remedies.

55

Section 8.02

Limitation on Liability of Servicer and Others.

59

Section 8.03

Limitation on Resignation and Assignment by Servicer.

59

Section 8.04

Assignment by Owner.

60

Section 8.05

Merger or Consolidation of the Servicer.

60

ARTICLE IX

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

Section 9.01

Organization and Good Standing; Licensing.

61

Section 9.02

Authorization; Binding Obligations.

61

Section 9.03

No Consent Required.

61

Section 9.04

No Violations.

62

Section 9.05

Litigation.

62

ARTICLE X

REPRESENTATIONS AND WARRANTIES OF SERVICER

Section 10.01

Due Organization and Authority.

62

Section 10.02

Ordinary Course of Business.

62

Section 10.03

No Conflicts.

62

Section 10.04

Ability to Service.

63

Section 10.05

Ability to Perform.

63

Section 10.06

No Litigation Pending.

63

Section 10.07

No Consent Required.

63

Section 10.08

No Untrue Information.

63

Section 10.09

Additional Representations and Warranties of the Servicer.

63

Section 10.10

MERS

64

ARTICLE XI

DEFAULT

Section 11.01

Events of Default.

66

Section 11.02

Waiver of Defaults.

67

ARTICLE XII

CLOSING

Section 12.01

Closing Documents.

68

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.01

Notices.

68

Section 13.02

Waivers.

69

Section 13.03

Entire Agreement; Amendment.

69

Section 13.04

Execution; Binding Effect.

70

Section 13.05

Headings.

70

Section 13.06

Applicable Law.

70

Section 13.07

Relationship of Parties.

70

Section 13.08

Severability of Provisions.

70

Section 13.09

Recordation of Assignments of Mortgage.

70

Section 13.10

Exhibits.

71

Section 13.11

Counterparts.

71

Section 13.12

Cooperation of Servicer with a Reconstitution.

71

Section 13.13

Trademarks.

74

Section 13.14

Confidentiality of Information.

74

Section 13.15

[Reserved].

74

Section 13.16

Waiver of Trial by Jury.

74

Section 13.17

LIMITATION OF DAMAGES.

74

Section 13.18

SUBMISSION TO JURISDICTION; WAIVERS.

74

ARTICLE XIV

COMPLIANCE WITH REGULATION AB

Section 14.01

Intent of the Parties; Reasonableness.

76

EXHIBITS

EXHIBIT 1

FORM OF REPORTS

EXHIBIT 2

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4

FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION

AGREEMENT

EXHIBIT 7

FORM OF OFFICER’S CERTIFICATE

EXHIBIT 8

MORTGAGE LOAN DOCUMENTS

EXHIBIT 9

FORM OF ANNUAL CERTIFICATION

EXHIBIT 10

FORM OF POWER OF ATTORNEY

EXHIBIT 11

HELLO AND GOODBYE LETTER FORMS

EXHIBIT 12

FORM OF COMMITMENT LETTER

EXHIBIT 13

SERVICING CRITERIA

EXHIBIT 14

TERM SHEET

EXHIBIT 15

FORM OF INDEMNIFICATION LANGUAGE

FLOW SERVICING AGREEMENT

This Flow Servicing Agreement (“Flow Servicing Agreement” or “Agreement”) is entered into as of June 30, 2006, by and between COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the “Servicer”), and DB Structured Products, Inc., a Delaware corporation (the “Owner”).

WHEREAS, the Owner has purchased and may, from time to time, purchase conventional, residential, fixed and adjustable rate, first and second lien mortgage loans, subprime residential mortgage loans, subordinate lien home equity line of credit mortgage loans and payoption adjustable rate mortgage loans (the “Mortgage Loans”) from various originators to be delivered as whole loans on a servicing released basis pursuant to the related  Purchase Agreement (as defined below) by and between the Owner and Seller (as defined below);

WHEREAS, the Servicer regularly services residential mortgage loans and is or will be servicing the Mortgage Loans pursuant to one or more other servicing agreements between the Owner and Servicer; and

WHEREAS, the Owner may from time to time desire that some or all of the Mortgage Loans be serviced pursuant to the terms of this Agreement, and the Servicer has agreed to service and administer the Mortgage Loans that become subject to this Agreement on an “actual/actual” basis during the Interim Servicing Period and on an “at-will” basis, and the parties desire to provide the terms and conditions of such servicing by the Servicer.

NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions. The following terms are defined as follows:

Accepted Servicing Practices: With respect to any Mortgage Loan or REO Property, each of (a) those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in compliance with all applicable federal, state and local laws which (i) servicing practices are in compliance with all federal, state and local laws and regulations, (ii) shall be in accordance with the Servicer’s policies and procedures as amended from time to time for mortgage loans of the same type, (iii) are in accordance with the terms of the Mortgage and the Mortgage Note and (iv) at a minimum based on the requirements set forth from time to time by Fannie Mae.

Active Mortgage Loan: A Mortgage Loan with a Stated Principal Balance or a Mortgage Loan on which there remains customary servicing activities to be performed including but not limited to HELOC Mortgage Loans with an active line; provided however, normal year-end reporting and certain required disclosures such as notifications pursuant to
Gramm-Leach-Bliley Act of 1999 and all applicable regulations and guidelines promulgated thereunder shall not be servicing functions which cause a loan to be considered an Active Mortgage Loan for paid-off or liquidated loans.

Actual/Actual Basis: Remittance to the Owner or its designee which requires the Servicer to remit to the Owner or such designee the actual interest and actual principal collected from each Mortgagor.

Additional Balance: With reference to any HELOC Mortgage Loan, the aggregate amount of all Draws by the Mortgagor under the relevant Credit Line Agreement after the cut-off date for the Mortgage Loan.

Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Ancillary Income: All income derived from the Mortgage Loans (other than payments or other collections in respect of principal, interest, Escrow Payments, line termination fees and Prepayment Penalties attributable to the Mortgage Loans) including, but not limited, to all late charges, interest received on funds deposited in the Custodial Account or any Escrow Account (subject to applicable law), minimum balance fees and any amounts paid by a Mortgagor to Servicer for “no cost” HELOC Mortgage Loan fees on account of the failure of the Mortgagor to comply with the terms of the Credit Line Agreement, assumption fees, reconveyance fees, subordination fees, SpeedPay fees, Mortgage Pay on the Web, ACH fees, demand statement fees, annual maintenance and renewal fees on home equity lines, modification fees, if any, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.  In no event shall the Servicer be entitled to any Prepayment Penalties or line termination fees.

Asset Balance: On any day for any Mortgage Loan, other than a liquidated Mortgage Loan, the total unpaid outstanding principal balance on such date including the aggregate amount of all Draws by the Mortgagor.

Assignment, Assumption, and Recognition Agreement: The document substantially in the form of Exhibit 6, to be executed by the Owner, the Servicer, and the assignee of the Owner in connection with the transfer, conveyance, grant, sale or assignment, of a Mortgage Loan.

Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner.

Average Utilization Rate: The weighted average of all Utilization Rates for all HELOC Mortgage Loans.

Best’s: The current Best’s Key Rating Guide.

BPO: A broker price opinion.

Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in (a) the States of New York, or (b) the state(s) in which the Servicer’s servicing operations are located are authorized or obligated by law or executive order to be closed.

Code: Internal Revenue Code of 1986, as amended.

Commission: The federal Securities and Exchange Commission.

Commitment Letter: With respect to each Mortgage Loan Package, that certain letter agreement, substantially in the form of Exhibit 12 hereto, to be entered into between Owner and the Servicer setting forth certain business terms relating to the Mortgage Loans in the Mortgage Loan Package subject to this Agreement and when such Mortgage Loans are subject to a Reconstitution Agreement for the Mortgage Loan Package.

Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Cost of Funds: The amount payable to the Servicer pursuant to Section 3.05, which amount shall equal to one-twelfth of the product of the average daily balance of (a) HELOC Draw Advances and (b) the Cost of Funds Index.

Cost of Funds Index: A per annum rate equal to London interbank offered rate for one-month United States dollar deposits as such rate appears on the Telerate Page 3750, as of the first Business Day of such calendar month.  If the rate above is unavailable, the Servicer shall select a comparable source mutually agreeable to Servicer and Owner from which to determine such rate.

Credit Limit: The maximum potential Asset Balance for each Mortgage Loan permitted under the terms of the related Credit Line Agreement.

Credit Line Agreement: The related credit line account agreement for a HELOC Mortgage Loan executed by the related Mortgagor and any amendment or modification of it.

Cut-off Date: The date set forth in the related Purchase Agreement.

Custodial Account: The separate trust account or accounts created and maintained pursuant to Section 2.04 at a Qualified Depository.

Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

Custodian: The custodian of the Mortgage Loan Documents as specified under the related Custodial Agreement.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Determination Date: The last day of the month preceding the related Remittance Date.

Draw: For any HELOC Mortgage Loan means an additional borrowing by the Mortgagor after the initial funding, in accordance with the related Mortgage Note.

Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period: With respect to amounts collected by the Servicer and required to be remitted to the Owner on each Remittance Date, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

Early Payment Default:  With respect to the Mortgage Loan purchased under any Purchase Agreement, the failure of the related Mortgagor to make the first three Scheduled Payments due the Owner within thirty (30) days of each Due Date, or such other provision as specified by the Owner to the Servicer in the related Mortgage Loan Schedule.

Eligible Investments: Any one or more of the obligations or securities listed below, acquired at a purchase price of not greater than par which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement):

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof,  provided such the obligations are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or the contractual commitment providing for such investment, such depository institution or trust company (or, if the only Rating Agency is S&P, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository Holding Company or its ultimate parent has a short-term uninsured debt rating in the highest available rating category of Moody’s and Standard & Poor’s  and provided that each such investment has an original maturity of no more than 365 days; and provided further that, if the only Rating Agency is Standard & Poor’s and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A1+ in the case of Standard & Poor’s if Standard & Poor’s is the Rating Agency; and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A-1+ or higher by Standard & Poor’s, and A2 or higher by Moody’s, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by a party in exchange for such collateral and (C) be delivered to such party or, if such party is supplying the collateral, an agent for such party, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, that rates such securities in its highest long-term unsecured rating categories at the time of investment or the contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 30 days after the date of issuance thereof) that is rated by each Rating Agency that rates such securities in its highest short-term rating category available at the time of such investment;

(vi)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(vii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment rated in the highest rating category by each Rating Agency;

provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Eligible Mortgage Loan: Either (a) a mortgage loan which meets any of the following loan characteristics: a conventional fixed rate mortgage loan or adjustable rate mortgage loan that is either a 1st lien or closed-end 2nd lien prime, Alt-A, Option ARM or subprime single family residential mortgage loan which mortgaged property is located in the United States, (b) a “A” paper HELOC Mortgage Loan or (c) such other mortgage loan products as are mutually agreed upon by the Servicer and the Owner in writing; provided that such mortgage loan shall not be High Cost Loan or a HOEPA Loan.  Notwithstanding the foregoing an Eligible Mortgage Loan shall be of the same type Servicer currently services on its servicing platform.

Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 2.06 at a Qualified Depository.

Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, flood insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

Fannie Mae: Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides: The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

First Lien Mortgage Loan: A Mortgage Loan which has a first lien deed of trust or mortgage on a related Mortgaged Property.

Fitch: Fitch, Inc., or its successor in interest.

Fixed Rate Mortgage Loan: A fixed rate mortgage loan serviced pursuant to this Agreement.

Flood Zone Service Contract: A transferable contract maintained for a Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

Foreclosure Commencement: The delivery of the applicable file to the Servicer’s foreclosure counsel for initiation of foreclosure proceedings.

Freddie Mac: Federal Home Loan Mortgage Corporation, or any successor thereto.

Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

HELOC Draw Advance: Any amount advanced by Servicer in connection with a Draw request from a Mortgagor pursuant to Section 2.22 of this  Agreement.

HELOC Mortgage Loan: A home equity line of credit Mortgage Loan which has a second deed of trust or mortgage on a related Mortgaged Property.

High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as a “high cost,” “threshold,” “covered,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

HOEPA: The Federal Home Ownership and Equity Protection Act of 1994, as amended.

HOEPA Loan: A Mortgage Loan which (a) is subject to HOEPA, or (b) which the Servicer discovers is subject to HOEPA.

Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note.

Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note, on which the Mortgage Interest Rate is adjusted.

Interim Servicing Period: With respect to any Mortgage Loans, the period commencing on the related Servicing Transfer Date and ending on the Reconstitution Date.

Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder.  The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

Liquidation Proceeds: Amounts, other than Condemnation Proceeds and Insurance Proceeds received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, other than amounts received following the acquisition of an REO Property pursuant to Section 2.15and prior to such liquidation.

Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan, to the lesser of (a) the appraised value of the Mortgaged Property at origination or (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

Lender Paid Mortgage Insurance Policy or LPMI Policy: A policy of mortgage guaranty insurance issued by an insurer which meets the requirements of Fannie Mae and Freddie Mac in which the owner or servicer of the Mortgage Loan is responsible for the premiums associated with such mortgage insurance policy.

Master Servicer: With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan: Any Mortgage Loan as to which the related mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Schedule.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS® System.

Minimum Monthly Subservicing Fee: Upon the initial boarding of such Mortgage Loans, the minimum monthly Subservicing Fee payable by the Owner to Servicer as set forth in Exhibit 14.

MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Monthly Advance: With respect to any Mortgage Loan included in a Securitization Transaction, any advance made by the Servicer pursuant to the terms of this Agreement as revised by the applicable Assignment, Assumption and Recognition Agreement.

Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s: Moody’s Investors Service, Inc., and any successor thereto.

Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien, as applicable, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien, as applicable, upon a leasehold estate of the Mortgagor.

Mortgage File: The items pertaining to a particular Mortgage Loan referred to as the Mortgage File in Exhibit 8 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this  Agreement.

Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.11.

Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

Mortgage Loan: An individual mortgage loan to be serviced pursuant to this Agreement, as identified on the Mortgage Loan Schedule, which mortgage loan shall be an Eligible Mortgage Loan and includes without limitation Additional Balances with respect to a HELOC Mortgage Loan, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents: The documents listed on Exhibit 8 attached hereto pertaining to any Mortgage Loan.

Mortgage Loan Package: A pool of Mortgage Loans to be serviced by the Servicer hereunder and subject to the applicable Commitment Letter.

Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

Mortgage Loan Schedule: The schedule of Mortgage Loans with respect to a Mortgage Loan Package, in a form mutually agreed upon by the Owner and the Servicer, to be delivered by the Owner to the Servicer, which schedule shall include, but not be limited to, the following information with respect to each Mortgage Loan: (1) the name of the Seller and the Seller’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e.  a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) with respect to First Lien Loans, the LTV and with respect to Second Lien Loans, the CLTV; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the related Cut-off Date; (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (16) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (17) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (18) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (21) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (22) the type of Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien, Second Lien); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) the loan credit classification (as described in the Underwriting Guidelines); (26) whether such Mortgage Loan provides for a Prepayment Penalty; (27) the Prepayment Penalty period of such Mortgage Loan, if applicable; (28) a description of the Prepayment Penalty, if applicable; (29) the Mortgage Interest Rate as of origination; (30) the credit risk score (FICO score) at origination; (31) the date of origination; (32) the Mortgage Interest Rate adjustment period; (33) the Mortgage Interest Rate adjustment percentage; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan is a Section 32 Mortgage Loan; (37) a code indicating whether the Mortgage Loan is assumable; (38) a code indicating whether the Mortgage Loan has been modified; (39) the one year payment history; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) with respect to the related Mortgagor, the debt-to-income ratio; (43) the Appraised Value of the Mortgaged Property; (44) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (45) the MERS identification number, (46) if the Mortgage Loan has borrower paid, lender paid or deep primary mortgage insurance coverage and, if so, (i) the insurer’s name, (ii) the policy or certification number, (iii) the premium rate and (iv) the coverage percentage, (47) with respect to Second Lien Loans, the outstanding principal balance of the superior lien, (48) [Reserved], (49) [Reserved], (50) a code indicating whether the Mortgage Loan is a subject to a buydown and (51) flood zone and flood insurance coverage information with respect to each Mortgage Loan (to the extent known by the Owner). With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property: The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor: The obligor on a Mortgage Note.

Nonrecoverable Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise from such Mortgage Loan or REO Property. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance or advance of principal and interest, if made, would constitute a Nonrecoverable Advance shall be evidenced by an Officer’s Certificate delivered to the Owner.

Officer’s Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner.

Opinion of Counsel: A written opinion of counsel, who may be counsel for the Servicer, reasonably acceptable to the Owner, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement at a Qualified Depository, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the related Servicer and any master servicer of the related Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the related Servicer or any master servicer of the related Mortgage Loans or in an Affiliate of either and (iii) is not connected with the related Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

Originator: With respect to a Mortgage Loan, the originator of the related Mortgage Loan.

Other Fees: With respect to each Mortgage Loan, those fees set forth in Commitment Letter and Exhibit 14 for the specific services described therein. Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

Prepayment Penalty: Any prepayment premium, penalty or charge collected by the Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any Principal Prepayment pursuant to the terms of such Mortgage Loan.

Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

Purchase Agreement: The agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller.

Qualified Depository: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company of which) are rated A-1 by S&P or Prime-1 by Moody’s (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity.

Qualified Insurer: Any insurer which meets the requirements of Fannie Mae and Freddie Mac.

Rating Agency: Any of Fitch, Moody’s or Standard & Poor’s, or their respective successors designated by the Owner.

Reconstitution: Either a Whole Loan Transfer or a Securitization Transaction.

Reconstitution Agreements: As defined in Section 13.12 hereof.

Reconstitution Date: As defined in Section 13.12 hereof.

Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date: With respect to each Mortgage Loan, the 5th Business Day of any month.

REO Management Fee: With respect to each REO Property being managed by the Servicer, that fee set forth in Exhibit 14.

REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 2.15.

RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

Scheduled/Scheduled Basis: Remittance to the Owner or its designee which requires the Servicer to give the Owner or such designee the scheduled interest and scheduled principal due, whether or not payments are collected from the Mortgagor.

Securities Act: The federal Securities Act of 1933, as amended.

Securities Exchange Act: The federal Securities Exchange Act of 1934, as amended.

Securitization Transaction: Any transaction subject to Regulation AB involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated mortgage-backed securities or (2) an issuance of publicly offered, rated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Seller: With respect to each Mortgage Loan, the Seller set forth in the related Mortgage Loan Schedule.

Service Release Fee: With respect to each Mortgage Loan, the fee set forth in the Commitment Letter and Exhibit 14 hereto, payable from Owner to Servicer upon the release of related servicing from the Servicer’s loan administration system; provided, that each fee shall not be payable if the Mortgage Loan is transferred (i) to the Servicer or an Affiliate of the Servicer or (ii) pursuant to an Event of Default.

Servicer: Countrywide Home Loans Servicing LP or any entity which services the Mortgage Loans pursuant to this Agreement or its successor in interest or any successor or assign to or designee of Servicer under this Agreement as herein provided and as defined in Section 5.02(b). Unless the context requires otherwise, all references to “Servicer” in this Agreement shall be deemed to include such Servicer’s successors in interest, assignees or designees.

Servicer Employees: As defined in Section 2.12.

Servicer Information: As defined in Section 8.01(c)(i)(A).

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred (regardless if any such advance is not, in the reasonable determination of the Servicer, a Nonrecoverable Servicing Advance when made but, thereafter, becomes a Nonrecoverable Servicing Advance) in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property or REO Property, (b) any fees relating to any enforcement or judicial proceedings, excluding foreclosures, (c) amounts advanced to correct defaults on any mortgage loan which is senior to the Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to the Mortgage Loan, (d) any appraisals, valuations, broker price opinions, inspections, or environmental assessments, (e) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (f) taxes, assessments, water rates, sewer rents, mortgage insurance premiums, fire and hazard insurance premiums, flood insurance premiums and other charges which are or may become a lien upon the Mortgaged Property, and (g) executing and recording instruments of satisfaction, deeds of reconveyance.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB as such may be amended from time to time

Servicing Fee: With respect to each interim serviced Mortgage Loan, that fee set forth in Exhibit 14 hereto for each month or portion thereof, which fee for all Mortgage Loans shall not be less than the Minimum Monthly Subservicing Fee.  With respect to each Mortgage Loan, Servicer shall be entitled to receive accrued and unpaid Servicing Fees through the disposition of any related REO Property on the date on which title reverts to Owner. Servicer shall be entitled to the Servicing Fee applicable to foreclosures (as set forth in Exhibit 14) through and including the month following the filing of the claim. The Servicing Fee shall be based on the number of Mortgage Loans serviced and their delinquency status as of the last calendar day of the prior month. With respect to each newly boarded Mortgage Loan boarded on or before the 15th day of month, the Servicer shall be entitled to receive the full monthly Servicing Fee for each newly boarded Mortgage Loan.  With respect to each newly boarded Mortgage Loan boarded after the 15th day of the month, the Servicer shall be entitled to one-half of the monthly Servicing Fee for each newly boarded Mortgage Loan.  With respect to each Mortgage Loan released from servicing, Servicer shall be entitled to receive the full monthly Servicing Fee irrespective of the applicable release date.

Servicing Fee Rate: With respect to each Mortgage Loan, the servicing fee rate set forth in the applicable Commitment Letter.

Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals, if provided, or copies of all documents in the Mortgage File which are not delivered to the Owner, its designee or the Custodian and copies of the Mortgage Loan Documents.

Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any Ancillary Income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) any and all rights to and in the Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

Servicing Transfer Date: The date or dates which the physical servicing of the Mortgage Loans is transferred to the Servicer pursuant to this Agreement.

Special Deposit Account: An account which the Owner and Servicer agree shall be a special deposit account for the benefit of the related Owner under applicable law.

Standard & Poor’s: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

Stated Principal Balance: With respect to each Mortgage Loan as of any date of determination, (i) the unpaid principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal collected on or before such date, plus (ii) with respect to HELOC Mortgage Loans, any Additional Balance after the related Cut-Off Date minus (iii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term “Subservicer” shall not include any master servicer, or any special servicer engaged at the request of a Depositor or investor in a Securitization Transaction, nor any “back-up servicer” or trustee performing servicing functions on behalf of a Securitization Transaction.

Tax Service Contract: A life-of-loan tax service contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

Transfer Date: With respect to a Mortgage Loan, the date on which the physical servicing of the Mortgage Loans is transferred from the Servicer pursuant to this Agreement to a successor servicer.

Underwriting Guidelines: The underwriting guidelines of the Originator, as identified or specified in the related Purchase Agreement.

Utilization Rate: With respect to each HELOC Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of each HELOC Mortgage Loan and the denominator of which is the maximum Draw amount for the related HELOC Mortgage Loan pursuant to the related Mortgage Note.

Whole Loan Transfer: The sale or transfer by Owner of some or all of the Mortgage Loans in a whole loan or participation format other than a Securitization Transaction.

ARTICLE II

SERVICING

Section 2.01

Servicer to Act as Servicer.

With respect to the Mortgage Loans in each Mortgage Loan Package, from and after the date set forth in the applicable Commitment Letter, the Servicer, as an independent contractor, shall (1) service and administer the Mortgage Loans during the Interim Servicing Period, pursuant to the terms of this Agreement, under the Servicer’s name on an Actual/Actual Basis and (2) service and administer the Mortgage Loans included in a Securitization Transaction, pursuant to the terms of this Agreement as amended by the terms of the related Assignment, Assumption and Recognition Agreement, under the Servicer’s name on an Scheduled/Scheduled Basis in accordance with the Assignment, Assumption and Recognition Agreement, , and shall have full power and authority to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.  The Servicer shall acknowledge by email to the Owner its receipt of each Mortgage Loan Schedule and the Servicer’s assumption of the servicing responsibilities with respect to the related Mortgage Loan Package; provided, that each Mortgaged Loan Package will become subject to this Agreement only upon the execution and delivery of the Commitment Letter by both the Owner and the Servicer.

The Servicer shall provide the Owner with a description of its modification plan types. The Servicer shall not enter into any modification plan which is not a modification plan type approved by the Owner.

Unless provided herein, Owner shall delegate authority to the Servicer to carry out its servicing and administration duties without obtaining Owner’s prior written approval. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for a reduction of interest payments resulting from the application of the Servicemembers’ Civil Relief Act or any similar state laws) or (ii) except as provided in the following paragraph, waive any Prepayment Penalty.

Consistent with the terms of this Agreement and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 90 days; provided, that such waiver, forbearance or extensions shall not change the Mortgage Rate, shall not forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Penalty.  The terms of any Mortgage Loan may only be modified, varied or forgiven only with the prior written consent of the Owner while the Mortgage Loan remains outstanding.  The Servicer’s analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this section shall be reflected in writing in the Servicing File.  The Servicer is hereby authorized and empowered to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  If reasonably required by the Servicer, the Owner shall furnish the Servicer with a fully executed Power of Attorney and other documents necessary or appropriate to enable Servicer to carry out its servicing and administrative duties under this Agreement.  Servicer may request the consent of Owner in writing by certified mail, overnight courier or such other means as may be agreed to by the parties to a course of action that Servicer proposes to take under this Agreement.  Unless Owner shall give written notice to Servicer that it objects to any recommended course of action within ten (10) Business Days immediately following the day on which Owner received Servicer’s written consent request (together with its recommended course of action and relevant supporting documentation), Owner shall be deemed to have consented to such recommended course of action, and Servicer may take the action recommended to Owner, unless Servicer determines, in its reasonable discretion, that such action is no longer prudent or applicable and the Servicer notifies the Owner of such decision not to act.  In the event that Owner shall object to Servicer’s recommended course of action, Servicer shall take such action as is required by Owner, and Servicer shall have no liability therefor if it is not negligent in performing such action. Further, to the extent Servicer has provided Owner with reasonably timely notice, Owner shall indemnify and hold harmless Servicer from and against any penalty, fine or damages that may result from Owner’s decision to wait for any period of time up to ten (10) Business Days before providing Servicer with direction as to the course of action to be taken as permitted in the second immediately preceding sentence. In addition, notwithstanding the foregoing, the Servicer may not waive any Prepayment Penalty or portion thereof required by the terms of the related Mortgage Note unless (i) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Penalty and the Mortgage Loan, and the waiver of such Prepayment Penalty is standard and customary in servicing similar Mortgage Loans (including the waiver of a Prepayment Penalty in connection with a refinancing of the Mortgage Loan related to a default or a reasonably foreseeable default) or  (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor’s rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (iii) in the Servicer’s reasonable judgment, (1) the waiver of such prepayment penalty relates to a default or a reasonably foreseeable default, (2) such waiver would maximize recovery of total proceeds taking into account the value of such prepayment penalty and related Mortgage Loan and (3) such waiver is standard and customary in servicing similar mortgage loans similar to the related Mortgage Loan (including any waiver of a prepayment penalty in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). In no event will the Servicer waive a prepayment penalty in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.  If a Prepayment Penalty is waived other than as permitted above, then the Servicer is required to deposit the amount of such waived Prepayment Penalty into the Custodial Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Penalty if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time.  In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, where such procedures do not conflict with the requirements of this Agreement, and the Owner’s reliance on the Servicer. In addition, the Servicer shall retain adequate personnel to effect such servicing and administration of the Mortgage Loans.  Servicer shall have no obligation to collect a prepayment penalty with respect to a Mortgage Loan unless Servicer is provided with such information electronically; provided, however, Servicer shall compare the Servicing Transfer Schedule provided by Owner and any electronic data regarding the Mortgage Loans provided by the previous servicer of such Mortgage Loans and provide Owner prompt written notice of any discrepancies with respect to information regarding Prepayment Penalties.

The Owner may sell and transfer, in whole or in part, some or all of the Mortgage Loans at any time and from time to time (including, without limitation, in connection with a Securitization Transaction). Upon any such sale, the Servicer shall execute and deliver an Assignment, Assumption and Recognition Agreement; provided, that the Servicer shall not be obligated to recognize the transferee of such Mortgage Loans as the assignee of the rights of the Owner hereunder with respect to such Mortgage Loans unless such transferee executes and delivers such Assignment, Assumption and Recognition Agreement.  Upon such execution, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such transferee. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to the transferred Mortgage Loans, except as otherwise set forth in the Assignment, Assumption and Recognition Agreement, and the Owner shall be released from its obligations hereunder accruing on and after the date of such transfer, but shall remain liable for any obligations hereunder accruing prior to the date of such transfer. Notwithstanding the foregoing, there shall not be more than five (5) Owners of the Mortgage Loans with respect to any particular Mortgage Loan Package inclusive of the Mortgage Loans included in a Securitization Transaction.

The Servicer shall notify MERS of the ownership interest of Owner in each MOM Loan through (i) the Servicer’s system; provided such system is acceptable to MERS or (ii) any system acceptable to MERS.

The Servicing File maintained by the Servicer pursuant to this Agreement shall be appropriately marked and identified in the Servicer’s computer system to clearly reflect the ownership of the related Mortgage Loan by the Owner.  The Servicer shall release from its custody the contents of any Servicing File maintained by it only in accordance with this Agreement.

The Servicer shall be responsible for the actions of any vendors which the Servicer utilizes to carry out its obligations hereunder and any fees paid to such vendors shall be paid by the Servicer from its own funds.

Section 2.02

Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as the Servicer shall determine reasonably to be in the best interest of the Owner in accordance with Accepted Servicing Practices.  In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period (or such other period as is required by law in the jurisdiction where the related Mortgaged Property is located) or earlier as determined by the Servicer, the Servicer shall cause a Foreclosure Commencement in accordance with Accepted Servicing Practices. Servicer shall notify Owner in writing in the monthly report as set forth on Exhibit 1 of the Foreclosure Commencement.  In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property in excess of $2,000.00, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority).  Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance.  The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance would constitute a Nonrecoverable Advance shall be evidenced by an Officers’ Certificate of the Servicer, delivered to the Owner which details the reasons for such determination.

The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of the Owner, but only in the name of the Servicer or its nominee and without reference to the Owner.  Except as otherwise required by law or with the consent of the Owner, under no circumstances shall any such action be taken in the name of, or with any reference to, the Owner.  The Servicer shall provide prior written notice to the Owner if the Servicer is required by applicable law to take any legal actions with respect to the Mortgage Loan or REO Properties in the name of, or with reference to, the Owner.

Notwithstanding the foregoing, all actions must be approved by the Owner relating to any Mortgaged Property that is determined to be contaminated by hazardous or toxic substances or wastes.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector the Servicer shall cause the Mortgaged Property to be so inspected.  Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property.  In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.05 hereof.  In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 2.05 hereof.

Section 2.03

Collection of Mortgage Loan Payments.

Continuously from the related Servicing Transfer Date until the principal and interest on all Mortgage Loans are paid in full (unless otherwise provided herein), the Servicer shall proceed diligently to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments, to the extent applicable, and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.  Notwithstanding anything herein to the contrary, Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, PMI Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if in its reasonable judgment it believes that it will be unable to enforce the provision of the Mortgage or other instrument pursuant to which payment is required.  Further, the Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, flood insurance premiums, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 2.04

Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Countywide Home Loans Servicing LP, in trust for DB Structured Products, Inc.”.  The Custodial Account shall be established with a Qualified Depository acceptable to the Owner as a Special Deposit Account.  Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted by the FDIC and as otherwise acceptable to the Rating Agencies and any amounts therein may be invested in Eligible Investments.  The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer (provided the Servicer qualifies as a Qualified Depository), or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification or letter agreement shall be furnished to the Owner on or prior to the execution of this Agreement and, upon request, to any subsequent Owner.

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer (such collections being those received by Servicer within two Business Days prior to actual deposit into the Custodial Account) and payments made by the Servicer subsequent to the Servicing Transfer Date pursuant to this Agreement:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds and any amount received with respect to REO Property;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14), and Section 2.11;

(v)

all Condemnation Proceeds, affecting any Mortgaged Property, which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14;

(vi)

any amount required to be deposited in the Custodial Account pursuant to Section 2.15, 3.01, or 4.02;

(vii)

 [Reserved];

(viii)

 [Reserved];

(ix)

any Prepayment Penalties received with respect to any Mortgage Loan; and

(x)

any amounts required to be deposited by the Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.  Such deposit shall be made from Servicer’s own funds, without reimbursement therefore.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, payments in the nature of Ancillary Income need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer may retain any such interest.

With respect to any Mortgage Loan subject to a Securitization Transaction, the Servicer shall establish a separate custodial account for the related securitization and deposit all amounts that have been or are subsequently received with respect to such Mortgage Loan into the custodial account created for the securitization on the date of the Securitization Transaction.

Section 2.05

Permitted Withdrawals From Custodial Account.

Subject to Section 3.01, the Servicer shall be entitled to withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Owner in the amounts and in the manner provided Section 3.01;

(ii)

 [Reserved];

(iii)

to pay itself any Servicing Fee and Other Fees (including any accrued and unpaid Servicing Fees and Other Fees) due and payable to the Servicer (to the extent the Servicer has not retained the Servicing Fee);

(iv)

to reimburse itself for Servicing Advances (except to the extent reimbursed pursuant to Section 2.07), it being understood that the Servicer’s right to reimburse itself with respect to any Mortgage Loan shall be prior to the rights of the Owner and shall be limited to Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement;

(v)

to reimburse itself for any unpaid HELOC Draw Advance solely with respect to amounts received on any HELOC Mortgage Loans (if there are insufficient funds available to reimburse Servicer for any unpaid HELOC Draw Advance, Owner shall reimburse Servicer pursuant to Section 3.03 herein);

(vi)

following the liquidation of a Mortgage Loan, to reimburse itself for (a) any unpaid Servicing Advances to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 2.05(iv) plus (b)  unreimbursed Nonrecoverable Advances made by the Servicer in accordance with this Agreement;

(vii)

to invest funds in Eligible Investments in accordance with Section 2.09;

(viii)

to withdraw funds deposited in the Custodial Account in error;

(ix)

to pay to itself any interest earned on funds deposited in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date);

(x)

to reimburse itself for Cost of Funds (if any), as permitted pursuant to Section 3.05, solely with respect to amounts received on any HELOC Mortgage Loans (if there are insufficient funds available to reimburse Servicer for Cost of Funds, Owner shall reimburse Servicer pursuant to Section 3.05 herein);

(xi)

to withdraw Principal Prepayments in part or in full plus any principal and interest payments due to the Collection Account on a Whole Loan Transfer or a Securitization Transaction; and

(xii)

to clear and terminate the Custodial Account upon the termination of Agreement.

If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account is set up at a Qualified Depository solely pursuant to clause (ii) of the definition of Qualified Depository, the Servicer shall, on or before twelve o’clock noon Eastern time on such Business Day, withdraw from the related Custodial Account any and all amounts payable to the Owner and remit such amounts to the Owner by wire transfer of immediately available funds.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (iii) - (xi) above.  The Servicer shall provide written notification in the form of an Officers’ Certificate to the Owner, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to subclause 2.05 (vi)(b) above.

Section 2.06

Establishment of and Deposits to Escrow Account.

 The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled “Countrywide Home Loans Servicing LP, in trust for DB Structured Products, Inc. and various Mortgagors”. The Escrow Account shall be established with a Qualified Depository as a Special Deposit Account, in a manner which shall provide maximum available insurance by the FDIC and as otherwise acceptable to the Rating Agencies.  Funds deposited in the Escrow Accounts may be drawn on by the Servicer in accordance with Section 2.07.  The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer (provided the Servicer qualifies as a Qualified Depository), or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification shall be furnished to the Owner on or prior to the execution of this Agreement and, upon request, to any subsequent Owner.

The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein the following collections received by the Servicer (such collections being those received by Servicer within two Business Days prior to actual deposit into the Escrow Account):

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of his Agreement;  and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.07.  Any interest paid on funds deposited in the Escrow Account by the depository institution shall accrue to the benefit of the Servicer, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall be responsible to pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 2.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, flood insurance, fire and hazard insurance, premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

(iv)

for transfer to the Custodial Account in accordance with the terms of the related Mortgage and Mortgage Note or this Agreement;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

(vi)

to pay the Servicer, or any Mortgagors to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to reimburse itself for any amounts deposited in the Escrow Account in error; and

(viii)

to clear and terminate the Escrow Account on the termination of this Agreement.

Section 2.08

Payment of Taxes, Insurance and Other Charges.

With respect to each First Lien Mortgage Loan which provides for Escrow Payments to be made, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums, flood insurance, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

To the extent that any First Lien Mortgage Loan does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor when due; provided that, the Servicer shall not make any Servicing Advance with respect to such Mortgage Loan except to the extent necessary to protect the lien priority of the related Mortgage Loan or the value of the related Mortgaged Property.  With respect to each First Lien Mortgage Loan that provides for Escrow Payments, subject to Accepted Servicing Practices, the Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments within the time period required to avoid penalties and interest and  avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien. Notwithstanding the foregoing, if Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, Servicer shall have no obligation to make such Servicing Advance. Solely with respect to Mortgage Loans that require escrow payments, if Servicer fails to make a Servicing Advance with respect to any payment prior to the date on which late payment penalties or costs related to protecting the lien accrue, the Servicer shall pay any such penalties or costs which accrued.

Section 2.09

Protection of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.  Such transfer shall be made only upon obtaining consent of the Owner, which shall not be unreasonably withheld.  The Servicer shall notify the Owner in writing of any such transfer fifteen (15) Business Days prior to such transfer.

Amounts on deposit in the Custodial Account or Escrow Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized with no right to reimbursement.

Section 2.10

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each First Lien Mortgage Loan, hazard insurance (with extended coverage as is customary in the area where the Mortgaged Property is located) such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under the Fannie Mae Guides against loss by fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to the Fannie Mae Guides, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan or (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If required by the National Flood Insurance Act of 1968 or Flood Disaster Prevention Act of 1973, as amended, each Mortgage Loan is, and shall continue to be, covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable under the Fannie Mae Guides in an amount representing coverage not less than the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loan, (ii) maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or Flood Disaster Prevention Act of 1973, as amended (regardless of whether the area in which such Mortgaged Property is located is participating in such program), or (iii) the full replacement value of the improvements which are part of such Mortgaged Property. If a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the National Flood Insurance Act of 1968 or Flood Disaster Prevention Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf. Notwithstanding the foregoing, Servicer shall have no liability to Owner or any third party for any penalties or fines imposed based on Servicer’s failure to timely notify the Director of FEMA and the flood insurance provider related to a servicing transfer if Servicer is not provided with flood insurance information; provided that, the Servicer shall have promptly provided Owner with notice of such missing flood insurance information.  Notwithstanding the foregoing, the Servicer shall maintain a blanket insurance policy in sufficient amounts to cover any uninsured loss due to any gap in Mortgagor provided coverage.

If a First Lien Mortgage Loan is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner’s association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall in accordance with the Fannie Mae Guides make commercially reasonable efforts to communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Servicer and its successors and assigns as a mortgagee and loss payee and shall be endorsed with non contributory standard or New York mortgagee clauses which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better under Best’s Key Rating Guides, are acceptable under the Fannie Mae Guides and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts as required pursuant to the Fannie Mae Guides, that they insure the property owner, and that they properly describe the property address.  The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Servicer shall be solely liable for any losses in the event coverage is not provided.

Pursuant to Section 2.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer’s normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

Section 2.11

Maintenance of Mortgage Impairment Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from flood, fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor.  Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Owner.

Section 2.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies that would meet the requirements of Fannie Mae, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be comply with the applicable requirements from time to time of Fannie Mae.  Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such Fidelity Bond and Errors and Omissions Insurance Policy and shall obtain a statement from the surety and insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to the Owner.

Section 2.13

Inspections.

The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved.  The Servicer shall document on its servicing system each such inspection.  The costs of such inspections shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement for in accordance with Section 2.05(iv).

Section 2.14

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Servicer shall verify that the Mortgage Loan is not in default; and

(iv)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

Section 2.15

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer on behalf of the Owner and without reference to the Owner except as otherwise required by law, or in the event the Servicer is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person(s) as shall be consistent with an Opinion of Counsel obtained by Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale.  In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in Exhibit 14. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner in accordance with Accepted Servicing Practices.  The Servicer shall provide the Owner on a monthly basis a report on the status of each REO Property.

In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in Exhibit 14.

The Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.  Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three (3) years or such other period as maybe permitted under Section 860(a)(8) of the Code.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or Flood Disaster Prevention Act of 1973, as amended, flood insurance in the amount required in Section 2.10 hereof.  Such costs to maintain appropriate insurance coverage shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement in accordance with Section 2.05(iv).

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner in accordance with Accepted Servicing Practices.  The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account pursuant to the terms of this Agreement but not later than the second Business Day following receipt thereof.  As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section.

With respect to each REO Property, the Servicer shall segregate and hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Servicer shall cause to be deposited on a daily basis in each Custodial Account all revenues received by Servicer (such revenues being those received by Servicer within two Business Days prior to actual deposit into the Escrow Account) with respect to the conservation and disposition of the related REO Property.  Any advances made to maintain appropriate insurance coverage shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement in accordance with Section 2.05(iv).

The Servicer shall furnish to the Owner, on a monthly basis, the Servicer’s standard REO Report as noted in Section 2.17.

Section 2.16

Costs and Expenses.

Owner will be responsible for all losses including but not limited to unrecoverable interest, “out-of-pocket” costs and expenses from either the Mortgagor or Investor that are normal and customary that occur as the result of normal business activity associated with owning the loans. Notwithstanding the above, Owner shall not be responsible for any losses which are the result of Servicer’s failure to provide subservicing consistent with the terms of the Agreement.  Owner shall also be responsible for any losses caused by fraudulent acts by third parties (other than third parties hired by the Servicer) and are not the result of Servicer’s gross negligence.

Section 2.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 2.19, the Servicer shall furnish to the Owner on or before the 5th Business Day of each month a report with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information available to the Servicer as the Owner shall reasonably request.

Section 2.18

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

Section 2.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 2.20

Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. If, pursuant to the terms of the Mortgage Note, another Index is selected for determining the Mortgage Interest Rate because the original Index is no longer available, the same Index will be used with respect to each Mortgage Note which requires a new Index to be selected provided that such selection does not conflict with the terms of the related Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  The Servicer shall promptly upon Owner’s reasonable written request, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer, or the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused the Owner thereby without reimbursement therefor.

Section 2.21

Recordation of Assignments of Mortgage.

Except in connection with Accepted Servicing Practices for defaulted Mortgage Loans, the Servicer shall not be responsible for the preparation or recording of the Assignments of Mortgage relating to the Mortgage Loans to the Owner, the securitization trustee or any other party; provided, however, that in the event the Servicer agrees (which agreement shall be in Servicer’s sole discretion)  to record any mortgage assignment, any expense, including the fees of third party service providers, incurred by the Servicer in connection with the preparation and recordation of Assignments of Mortgage shall be reimbursable by the Owner, or if not reimbursed by the Owner, as a Servicing Advance.

Section 2.22

HELOC Disbursements.

Servicer shall process all Draw requests and release funds to Mortgagors in accordance with the terms of this Section 2.22. Upon receipt by Servicer or its designee of a Servicer issued HELOC disbursement check drawn on a HELOC Mortgage Loan, Servicer shall cause the release of funds in the amount of the Draw, which shall be posted as a debit to the related HELOC Mortgage Loan unless: (a) the Available Credit under the HELOC Mortgage Loan is less than the amount of the check; (b) any payment due under the terms of the related Mortgage Note is delinquent; (c) foreclosure proceedings have commenced on the Mortgaged Property; (d) the Mortgagor is in bankruptcy; (e) the Mortgagor has placed a valid and timely stop payment on the check; (f) the available credit needed to post the check is based on a principal payment to the loan that has not yet cleared the bank; (g) the check is a duplicate of a check that has already been posted; (h) the signature on the check or wire transfer does not match the signature on file with the Servicer; (i) other reasons deemed appropriate by Servicer for refusal to cause the release of such funds; or (j) the ability to Draw has been suspended, terminated or has expired under Applicable Law and the Mortgage Loan Documents.  Servicer covenants that in processing Draw requests it will comply with the terms of the Credit Line Agreement, Accepted Servicing Practices and applicable law, including, but not limited to, Regulation Z, 12 CFR § 226.5b.  Servicer shall notify the related Mortgagor of all rejected Draw requests. In addition, Servicer will notify Mortgagor of any suspension or termination of the Credit Line in accordance with the Mortgage Loans Documents, applicable law.

With respect to each HELOC Mortgage Loan, Servicer will process Draw requests via Morgagor wire requests only up through the Transfer Date based on information in the Servicer’s loan administration system as of such date.  Owner agrees to reimburse Servicer with respect to the funding of any Draw request, by wire transfer only, on or before the Transfer Date in accordance with Section 3.03.  Servicer shall not process any Draw requests after the Transfer Date. Lastly, Servicer shall not be liable for any losses incurred by Owner in connection with the funding of any Draw request that is determined to be fraudulent and not caused by any negligence by Servicer.

Section 2.23

Credit Reporting.

The Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g. favorable and unfavorable) on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (or their respective successors) on a monthly basis and in accordance with applicable federal, state and local laws.

Section 2.24

Superior Liens.

If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take whatever actions are necessary to protect the interests of the Owner, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Internal Revenue Code.  The Servicer shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Servicer determines that such Servicing Advance is in the best interests of the Owner and would be in accordance with Accepted Servicing Practices.  The Servicer shall not make such a Servicing Advance except to the extent that it determines that such advance would not be a Nonrecoverable Servicing Advance from Liquidation Proceeds on the related Mortgage Loan. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the related Servicing Transfer Date, then the Servicer, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

1.

the resulting Combined Loan-to-Value Ratio of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; and

2.

the interest rate, or, in the case of an adjustable rate existing senior lien, the maximum interest rate, for the loan evidencing the refinanced senior lien is no more than 2.0% higher than the interest rate or the maximum interest rate, as the case may be, on the loan evidencing the existing senior lien immediately prior to the date of such refinancing; and

3.

the loan evidencing the refinanced senior lien is not subject to negative amortization.

Section 2.25

Early Payment Default and Repurchase Obligations.

With respect to each Mortgage Loan, the Servicer agrees to deliver to the Owner, on or prior to the fifth Business Day of each month, a report setting forth information with respect to (a) any Early Payment Default provisions or (b) any prepayments in full of the Mortgage Loan.

Section 2.26

Tax and Flood Service Contracts.

The Servicer, at Owner’s expense, shall cause each First Lien Mortgage Loan which is transferred to the Servicer for servicing, to the extent not covered by a Tax Service Contract and/or Flood Service Contract to be covered by (a) a Tax Service Contract and/or (b) a Flood Zone Service Contract. If any such First Lien Mortgage Loan is missing a Tax Service Contract or if any such Second Lien Mortgage Loan is missing a Flood Zone Service Contract, as applicable, at the time of the Service Transfer Date, Servicer shall place such Tax Service Contract or Flood Service Contract, as applicable, and shall be entitled to the fee associated with acquiring such contracts as set forth in Exhibit 14; provided, however, that Servicer shall provide written notice to Owner of any such Tax Service Contracts or Flood Service Contracts that Servicer determines to be missing as of the Servicing Transfer Date.

Section 2.27

Maintenance of Primary Insurance Policies and LPMI Policies; Collections Thereunder

The Servicer shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which FNMA no longer requires such insurance to be maintained. The Servicer will not cancel or refuse to renew any Primary Insurance Policy in effect on the related Servicing Transfer Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy or LPMI Policy for such cancelled or non- renewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy or LPMI Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 4.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy or LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy or LPMI Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, and the Owner, claims to the insurer under any Primary Insurance Policy or LPMI Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Subsection 2.04, any amounts collected by the Servicer under any Primary Insurance Policy or LPMI Policy shall be deposited in the related Custodial Account, subject to withdrawal pursuant to Subsection 2.05.

ARTICLE III

PAYMENTS TO OWNER

Section 3.01

Remittances.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner all amounts deposited in the Custodial Account related to the Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05). Servicer shall remit to Owner all Principal Prepayments, in full or in part, on the Remittance Date pursuant to Section 2.05.

All distributions made to the Owner pursuant to this Subsection 3.01 in accordance with the following wire transfer instructions:

DB STRUCTURED PRODUCTS
BANK: BANK OF NEW YORK
ABA: 021000018
ACCT #: GLA/111569
ACCT NAME: DPX
ATTN: Lynne Hall
RE: Countrywide Home Loans Servicing, LP

Section 3.02

Monthly Reports to Owner.

Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Owner standard monthly reports as set forth on Exhibit 1 attached hereto in (which shall be provided in Excel format and accessed by the Owner via the Servicer’s secured website). The Servicer shall deliver notice to the Owner that such reports are updated for the prior month via email to DBWholeLoanOps@List.DB.com. For all purposes of this Agreement, delinquency status shall be determined in accordance with standard MBA methodology, as is appropriate, as determined by the Owner for the applicable Mortgage Loan type.

In addition, on or before March 15th of each calendar year, the Servicer shall furnish to each Person who was an Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time and which is reasonably available to the Servicer.

Section 3.03

Advances by Servicer.

Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to Section 2.05 for Servicing Advances from (i) recoveries from the related Mortgagor, (ii) from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) and (iii) from the Owner on each Transfer Date with respect to the related Mortgage Loan.

In addition, the Servicer shall be entitled to monthly reimbursement pursuant to Section 2.05 hereof for HELOC Draw Advances with respect to HELOC Mortgage Loans.  On each Remittance Date, Owner shall reimburse Servicer for HELOC Draw Advances.  If funds in the Custodial Account are insufficient to reimburse Servicer for any Servicing Advance, HELOC Draw Advance, Owner shall reimburse Servicer via wire transfer within thirty (30) days of receipt of written notice from Servicer.

On each Remittance Date, if the monthly report, as described in Subsection 3.02, indicates that (x) the aggregate amount of the Additional Balance to be transferred to the Owner on such date exceeds (y) the portion of the amount required to be on deposit in the Custodial Account pursuant to Subsection 2.05(v) as of the close of business on the preceding Business Day (the “Deficit”), the Servicer shall provide a notice to the Owner indicating the amount of such Deficit.  If a Deficit occurs, the Owner shall, not more than once per calendar month, within five (5) Business Days upon receiving the notice required (the “Deficit Payment Date”), remit to the Servicer by wire transfer to the related account specified above the amount of any such Deficit. If the amount described in clause (y) above exceeds the amount described in clause (x) above, the Servicer shall (1) in accordance with the terms and conditions of Subsection 2.05(v) above, be entitled to withdraw not more than once per calendar month from the Custodial Account an amount equal to the amount described in clause (x) above and (2) remit to the Owner the related remittance.

Section 3.04

No Monthly Advances.

Except as otherwise set forth in the related Assignment, Assumption and Recognition Agreement with respect to Mortgage Loans included in a Securitization Transaction, the Servicer shall not be required to advance for prepayment interest shortfalls, compensating interest on payoffs or delinquent payments to investors which require scheduled interest and scheduled principal payments each month.

Section 3.05

Cost of Funds.

The Servicer shall only be entitled to recover Cost of Funds if the Average Utilization Rate for all HELOC Mortgage Loans is less than 50% for the three (3) consecutive calendar months immediately preceding the month prior to the related Remittance Date.  To the extent Servicer is not reimbursed pursuant to Section 2.05(v), Owner shall pay the Servicer on the Deficit Payment Date the Cost of Funds (if any) incurred by the Servicer in connection with any HELOC Draw Advances accrued in the prior month for such Remittance Date.

ARTICLE IV

GENERAL SERVICING PROCEDURES

Section 4.01

Transfers of Mortgaged Property.

The Servicer shall be required to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer, shall, to the extent permitted by applicable law, enter into an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guarantee insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee will be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed. Where an assumption is allowed pursuant to this Subsection 4.01, the Servicer, with the prior written consent of the insurer under the Primary Insurance Policy or LPMI Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.  Servicer shall notify Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner, or its designee, the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall follow Accepted Servicing Practices and the underwriting practices and procedures of prudent mortgage lenders in  the respective states where the Mortgage Properties are located including but not limited to Servicer conducting a review of the credit and financial capacity of the individual receiving the property, and may approve the assumption if it believes the recipient is capable of assuming the mortgage obligations. If the credit of the proposed transferee does not satisfy the relevant underwriting criteria and the transfer of ownership actually occurs, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 4.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Owner in accordance with this Section 4.02 hereof.  The Servicer shall obtain discharge of the related Mortgage Loan as of record within any related time limit required by applicable law.

In connection with any instrument of satisfaction or deed of reconveyance, the Servicer shall be entitled to a reconveyance fee.  Such reconveyance fee shall only be reimbursable to Servicer by Owner to the extent the reconveyance fee is uncollectible from the Mortgagor based on the terms of the security instrument or in the Servicer’s reasonable opinion that such fee is not allowable by statute.

Upon receipt of such request, the Owner or its designee shall within five (5) Business Days release or cause to be released the related Mortgage Loan Documents to Servicer and Servicer shall prepare and process any satisfaction or release.  If Owner or its designee or the Custodian does not release the related Mortgage Loan Documents to Servicer within five (5) Business Days of receipt of request to do so, Servicer may retain a third party to complete the reconveyance and charge Owner the actual cost of services provided by such third party. Except as set forth in this paragraph, Servicer shall have no liability for third party delays that may result in assessed penalties.

If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (or such lesser amount in connection with a discounted payoff accepted by the Servicer with respect to a defaulted Mortgage Loan) or the Servicer accepts a payment amount which is greater than the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, the Servicer shall deposit the shortfall amount of the paid indebtedness in the Custodial Account within five (5) Business Days of receipt of such demand by the Owner. Based on Accepted Servicing Practices, if the Servicer accepts a payment amount which is $50 or less of the total indebtedness, Owner shall reimburse the Servicer for such shortfall amount within five (5) Business Days of receipt of such demand from the Servicer.

The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 4.03

Servicing Compensation.

As consideration for servicing the Mortgage Loans, the Servicer shall be entitled to retain from the monthly remittance to Owner the applicable Servicing Fee and Other Fees Servicer is entitled to each month.  The obligation of the Owner to pay, and the Servicer’s right to withdraw or retain, the Servicing Fee and Other Fees with regard to such Mortgage Loan shall be irrespective of Monthly Payments collected by the Servicer on such Mortgage Loan.  To the extent the Servicer is unable to pay itself the accrued and unpaid Servicing Fee and Other Fees from interest payment on the Mortgage Loans, the Servicer shall be entitled to bill Owner for the shortfall each month and Owner shall reimburse the Servicer within five (5) Business Days of receipt of such invoice.

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Notwithstanding anything set forth in this section related to Ancillary Income, the Servicer shall not collect from the Mortgagor, pass through as an advance or as a liquidation expense any charges other than bona fide fees, which fees must be in compliance with local law. Servicer can not add on a processing, or review fee or any additional fee, mark up or otherwise directly make a profit on or from services or activities rendered by a third party or affiliate (examples include but not limited to: letters and notices, force placed insurance, BPOs, appraisals, inspections, property preservation costs).  Servicer may collect any third party fees which are charged in accordance with Accepted Servicing Practices.  In no event shall Servicer retain the Prepayment Penalties.

In the event of a dispute arising from any act or omission by Servicer or Owner hereunder during the course of this Agreement, Servicer and Owner shall use best efforts to work together in good faith to resolve such dispute within a time period that is reasonable in the context of the cause of the dispute. Except in the case of a monetary error, Owner and Servicer shall both work together in good faith to resolve the dispute within thirty (30) days of a formal notice from either party.  In the case of a monetary error, the party holding the amounts due the other party shall use reasonable efforts to submit the amount in error within ten (10) Business Days from the date the error was uncovered.  With respect to amounts due a party after the tenth (10th) Business Day after the date the error was uncovered, interest shall be due on such late payment at an annual rate equal to the federal funds rate as is publicly announced from time to time, plus three hundred basis points (3.00%) but in no event greater than the maximum amount permitted by Applicable Law.  Such interest shall be paid on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.

Section 4.04

Annual Statement as to Compliance.

So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, the Servicer shall deliver to the Owner on or before March 5 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, Master Servicer and any Depositor a statement of compliance addressed to the Owner, Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the servicing provisions of this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its servicing obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer, the nature and the status thereof.

Section 4.05

Annual Independent Public Accountants’ Servicing Report.

So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, on or before March 5th of each year beginning March 5, 2007 the Servicer shall deliver to the Owner and any Depositor a report by a registered public accounting firm that attests to, and reports on, the assessment made and delivered by the Servicer pursuant to Section 4.10 (a)(i), as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act.

Section 4.06

Sarbanes-Oxley Certification.

On or before March 5 of each calendar year commencing in 2007, the Servicer shall deliver, or if required by Regulation AB, cause each Subservicer or each Subcontractor described in Section 4.10(a)(iii) of this Agreement to deliver to the Owner, the depositor in the Securitization Transaction, the Master Servicer (if any), or any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d(14) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction signed by the appropriate officer of the Servicer in the form attached hereto as Exhibit 9; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any filing with the Commission.  The Servicer acknowledges that one of the parties identified above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

Section 4.07

Right to Examine Servicer Records.

The Owner shall have the right during the term of this Agreement to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during normal business hours, upon reasonable advance notice and at the sole cost and expense of the Owner; provided, however, that unless otherwise required by law, the Servicer shall not be required to provide access to such information if the provision thereof would violate any law or legal obligation of the Servicer, or would compromise the Servicer’s information disclosure and security policies, including the legal right to privacy of any Mortgagor.

Section 4.08

Compliance with Gramm-Leach-Bliley Act of 1999.

With respect to each Mortgage Loan and the related Mortgagor, each party shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations and guidelines promulgated thereunder, and shall provide all notices required of the party thereunder.

Section 4.09

On-Line Access.

The Servicer shall permit the Owner as owner of the Servicing Rights, internet access to certain computer screens in the Servicer’s loan administration computer system which contain Mortgage Loan information.  The Servicer shall update such Mortgage Loan information on a “real time” basis.  The Servicer shall provide the Owner with access to the system, as well as the tools to create and administer log-in identifications and passwords for each of its authorized users. In accessing the Servicer’s computerized loan administration system, the Owner agrees that it will: (i) only log-in with the identification assigned by the Servicer; (ii) correctly and completely log-off the system immediately upon completion of each session of service; (iii) not allow any unauthorized employee or agent of the Owner to use the assigned log-in identification or improperly access the Servicer’s computer system; (iv) keep the assigned log-in identification and all other information enabling such access strictly confidential; (v) not access, or attempt to access any Servicer systems or data other than that which is specifically authorized; (vi) not intentionally spread viruses or other malicious computer codes to the Servicer’s computer systems; (vii) not copy or infringe upon any content contained on the Servicer’s loan administration computer system; (viii) designate in writing an administrator (an “Owner Administrator”) who shall review on an annual basis the list of employees or agents of the Owner who have been authorized to access the Servicer’s loan administration computer system and assigned log-in identifications and passwords (each an “Authorized User”); (ix) require the Owner Administrator in conducting its review to ensure that each Authorized User is currently an employee or agent of the Owner and whose employment or function as agent of the Owner requires the Authorized User to have continued access to the Servicer’s loan administration computer system; (x) require the Owner Administrator to remove from the list of Authorized Users, and deny access to, any individual who is not currently an employee or agent of the Owner or whose employment or function as agent no longer requires such employee or agent of the Owner to remain an Authorized User and to have access to the Servicer’s loan administration computer system, and (xi) deliver to the Servicer on or before the end of the month following each anniversary of the date of execution of this Agreement, beginning on the first such anniversary following the execution of this Agreement, a notice stating that the Owner Administrator has conducted the review of the list of Authorized Users required by clause (viii) above, and has updated the list of Authorized Users as required by clause (ix) above.

The Servicer shall have no liability to the Owner in the event that access to the Servicer’s loan administration system becomes limited or otherwise unavailable during periods of heavy use, upgrades, maintenance to address security concerns or otherwise.

Section 4.10

Report on Assessment of Compliance and Attestation.

(a)

On or before March 5th of each calendar year, commencing in 2007, the Servicer shall:

(i)

deliver to the Owner, any Master Servicer and any Depositor a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the applicable Servicing Criteria specified on Exhibit 13 hereto (wherein “Investor” shall mean the “Master Servicer”);

(ii)

deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act;

(iii)

if required pursuant to Regulation AB, cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 4.11(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (each, a “Participating Entity”), to deliver to the Owner, Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 4.10(a)(i) shall address each of the Servicing Criteria specified Exhibit 13 hereto (wherein “Investor” shall mean the “Master Servicer”) or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 4.10(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.11.

If reasonably requested by the Owner, the Servicer shall provide to the Owner or any Master Servicer evidence of the authorization of the person signing the certificate or statement provided pursuant to Section 4.04, Section 4.06 and Section 4.10(a)and 4.10(b) of this Agreement.

Section 4.11

Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section.  The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

(a)

It shall not be necessary for the Servicer to seek the consent of the Owner or any depositor to the utilization of any Subservicer.  If required by Regulation AB, after reasonable notice from the Owner or the parties involved in the Owner’s Securitization Transaction, the Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any depositor to comply with the provisions of this Section and with Sections 10.09, 5.02(b) and (d), 4.04, 4.10 and 4.06 of this Agreement, and to provide the information required with respect to such Subservicer under Section 5.02(c) of this Agreement.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any depositor any servicer compliance statement required to be delivered by such Subservicer under Section 4.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 4.10 and Section 4.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 4.06 as and when required to be delivered.

(b)

It shall not be necessary for the Servicer to seek the consent of the Owner or any depositor to the utilization of any Subcontractor.  If required by Regulation AB, after reasonable notice from the Owner or the parties involved in the Owner’s Securitization Transaction, the Servicer shall promptly upon request provide to the Owner and any depositor (or any designee of the depositor, such as a master servicer or administrator) a written description of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are Participating Entities, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Participating Entity identified pursuant to clause (ii) of this paragraph.

The Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any depositor to comply with the provisions of Sections 4.10 and 4.06 of this Agreement.  The Servicer shall be responsible for obtaining from each Participating Entity and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Participating Entity under Section Sections 4.10 and 4.06, in each case as and when required to be delivered.

ARTICLE V

SERVICER TO COOPERATE

Section 5.01

Provision of Information.

During the term of this Agreement, the Servicer shall furnish to the Owner all reports required hereunder, and such other periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such reports or information are readily accessible to the Servicer without undue expense.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give and to the extent the Servicer incurs any material cost or expense related to this Section 5.01 not otherwise required to be incurred pursuant to this Agreement, such expense shall be at the sole cost and expense of the Owner.

The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time to the extent such action is in accordance with Accepted Servicing Practices, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 5.02

Financial Statements; Servicing Facilities.

In connection with marketing the Mortgage Loans or a proposed Reconstitution, the Owner shall make available to a prospective purchaser audited financial statements of the consolidated group that includes the Servicer for the most recently completed three fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years for which such statements are available covered by any Consolidated Statement of Operations.  The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to the public at large). The Servicer shall furnish to the Owner or a prospective purchaser copies of the statements specified above.

The Servicer shall make available to the Owner or any prospective purchaser a knowledgeable representative for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser (upon reasonable notice) to inspect the Servicer’s servicing facilities (no more than 6 times per year unless mutually agreed to between the parties) for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement provided that such access is necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such access or information are readily accessible to the Servicer without undue expense.

In connection with any Securitization Transaction the Servicer shall (i) within ten Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or cause each Subservicer to provide), in writing, reasonably required for compliance with Regulation AB, the information and materials specified in subsections (a), (b) and (e) of this Section 5.02, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any depositor (as required by Regulation AB) the information specified in paragraph (c) of this Section.

(a)

If so requested by the Owner or any depositor, the Servicer shall provide such information regarding each Subservicer as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB.  Such information shall include, at a minimum:

(i)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

(ii)

a description of any affiliation or relationship between the Servicer, each Subservicer and any of the following parties to a Securitization, as such parties are identified to the Servicer by the Owner or any Depositor in writing within 10 days in advance of such Securitization:

(1)

any servicer;

(2)

any trustee;

(3)

any originator;

(4)

any significant obligor;

(5)

any enhancement or support provider; and

(6)

any other material transaction party.

(b)

If reasonably requested by the Owner or any depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Servicer”), as is reasonably requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

(i)

the Servicer’s form of organization;

(ii)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Servicer utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization;

(4)

whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Owner or any depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(iii)

a description of any material changes during the three-year period immediately preceding the related Securitization to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(iv)

information regarding the Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(v)

information regarding advances made by the Servicer on the Mortgage Loans and the Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(vi)

a description of the Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(vii)

a description of the Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(viii)

information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(c)

For the purpose of satisfying its reporting obligation under the Securities Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) provide prompt notice to the Owner and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Servicer, (2) the Servicer’s entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer’s obligations under the Agreement or any Reconstitution Agreement that qualifies as an “entry into a material definitive agreement” under Item 1.01 of the form 8-K, (3) any Event of Default under the terms of this Agreement or any Reconstitution Agreement to the extent not known by the Owner or Depositor, and (4) any material litigation or governmental proceedings involving the Servicer or any Subservicer.

(d)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any applicable Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any depositor of such succession or appointment and (y) in writing, all information reasonably requested by the Owner or any depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(e)

The Servicer shall provide to the Owner and any Depositor a description of any affiliation or relationship required to be disclosed under Item 1119 between the Servicer and any of the parties listed in Items 1119 (a)(1)-(6) of Regulation AB that develops following the closing date of a Securitization Transaction (other than an affiliation or relationship that the Owner, the Depositor or the issuing entity is required to disclose under Item 1119 of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship. For purposes of the foregoing, the Servicer (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Servicer pursuant to clause (D) of paragraph (i) of this Section 5.02(e), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor or the Owner.

(f)

Not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D:

(i)

any material modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period;

(ii)

material breaches of Mortgage Loan representations or warranties or transaction covenants under the this Agreement; and

(iii)

information regarding any Mortgage Loan changes (such as, additions, substitutions or repurchases) and with respect to a mortgage loan that the Servicer has substituted as a replacement for a Mortgage Loan (“Substituted Mortgage Loan”), the origination, underwriting and, if applicable, other Servicer criteria for the acquisition or selection of such Substituted Mortgage Loan.

ARTICLE VI

TERMINATION

Section 6.01

Termination.

(a)

This Agreement shall terminate upon the earlier of: (i) the termination of the Servicer pursuant to this Section 6.01, 8.03 or 11.01, (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder. This Agreement shall continue in full force and effect for an original term (the “Original Term”) of one (1) year, commencing on the date hereof and ending at the close of business on the eve of the first anniversary of the date hereof, unless sooner terminated either by mutual agreement or otherwise in accordance with this Agreement.  The term of this Agreement automatically shall be extended for successive one (1) year terms (each an “Extension Term”) unless either party delivers written notice of intent not to extend to the other party not less than ninety (90) days before the end of (a) the Original Term or (b) any Extension Term; provided, however, that this Agreement shall not be terminable with respect to any Mortgage Loans in which the Servicer has purchased the appurtenant Servicing Rights from the Owner and such Mortgage Loans have been subject to a Securitization Transaction.

(b)

The Servicer shall have the right to terminate this Agreement for cause, after thirty (30) days written notice thereof by Servicer, if (i) Owner fails to remit any compensation due Servicer within the time periods specified pursuant to the terms of this Agreement, (ii) Owner fails to perform any material obligations hereunder or (iii) Owner has not transferred any Mortgage Loan to Servicer upon the expiration of ninety (90) days after the execution of this Agreement.

(c)

The Owner may terminate, at its sole option, any rights the Servicer may have hereunder, without cause.  Any such notice of termination shall be in writing and delivered to the Servicer by registered mail at least 30 days prior to the effective date of termination.  The Owner shall have the right to receive and retain any proceeds upon the subsequent sale of the Servicing Rights to any successor servicer. In the event the Owner terminates the Servicer without cause with respect to some or all of the Mortgage Loans during the Interim Servicing Period, with respect to each such Mortgage Loan the Owner shall be required to pay the Servicer the Service Release Fee as set forth in Exhibit 14. In addition, with respect to each Mortgage Loan released from servicing, the Servicer shall be entitled to any accrued and unpaid Servicing Fee, Other Fees, any outstanding and unreimbursed Servicing Advances, any accrued and unpaid Ancillary Income and, with respect to any Mortgage Loan included in a Securitization Transaction, any unreimbursed Monthly Advances in addition to any termination fee as set forth in the Commitment Letter.

(d)

Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a “Delinquent Mortgage Loan”) or (ii) a Mortgage Loan becomes an REO Property, the Owner may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property upon 30 days’ written notice to the Servicer, provided, however, upon such transfer and assignment which shall be in accordance with all applicable laws, the Owner shall reimburse the Servicer for its Servicing Fee, any outstanding and unreimbursed Servicing Advances, and any other outstanding, unreimbursed fees and costs of the Servicer with respect to such Delinquent Mortgage Loan or REO Property.

(e)

In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the Transfer Date with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  Following any such termination, the Owner shall act diligently to retain a successor servicer.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed by the Owner.  Notwithstanding anything to the contrary contained herein, in no event shall a termination of this Agreement or the Servicer hereunder terminate any indemnification obligations of the Servicer, which obligations shall survive any such termination.

Section 6.02

Transfer of Servicing.

On the Transfer Date or upon any termination of the Servicer as Servicer pursuant to Section 6.01, the Owner, or its designee, shall assume all servicing responsibilities related to, and the Servicer shall cease all servicing responsibilities related to the Mortgage Loans.

Owner shall provide the Servicer not less than twenty (20) days prior written notice of the Transfer Date.  Any Mortgage Loan service released by the Servicer shall be released on (i) scheduled balances as of the Transfer Date for a Securitization Transaction or (ii) actual balances as of the Transfer Date for all other transactions other than a Securitization Transaction. Upon receipt of such notification from Owner the Servicer shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the successor servicer, including but not limited to the following:

(a)

Notice to Mortgagors. The Servicer shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Owner, or its designee, in accordance with RESPA; provided, however, such letters shall be substantially in the form attached hereto as Exhibit 11.

(b)

Mortgage Loans in Foreclosure. The servicing with respect to Mortgage Loans in foreclosure on or before the related Transfer Date shall not be transferred from the Servicer to the Owner or the successor servicer, as the case may be, and such Mortgage Loans shall continue to be serviced by the Servicer pursuant to the terms of this Agreement.  However, if the Owner so elects, the Owner may waive the provisions of this paragraph (a) and accept transfer of servicing of such Mortgage Loans and all amounts received by the Servicer thereunder.

(c)

Servicing Advances. Subject to the limitations set forth in the definition of “Nonrecoverable Advances”, the Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances and any other advances made by the Servicer pursuant to this Agreement with respect to any Mortgage Loan on the related Transfer Date, but only if the successor servicer after the related Transfer Date is not the Servicer or an affiliate.  In addition, the Owner shall cause the Servicer to be reimbursed for any accrued and unpaid Servicing Fees, unpaid Ancillary Income, Other Fees and for any trailing expenses representing Servicing Advances for which invoices are received by the Servicer after the Transfer Date.  The Owner shall cause the Servicer to be reimbursed for such trailing expenses within five (5) Business Days of receipt of such invoice.

(d)

Notice to Taxing Authorities and Insurance Companies. The Servicer shall transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Owner, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Owner from and after the related Transfer Date.

(e)

Delivery of Servicing Records. The Servicer shall forward to the Owner, or its designee, all servicing records and the Servicing File in the Servicer’s possession relating to each related Mortgage Loan.

(f)

Escrow Payments. The Servicer shall provide the Owner, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans.  The Servicer shall also provide the Owner with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Owner to reconcile the amount of such payment with the accounts of the Mortgage Loans.  Additionally, the Servicer shall wire transfer to the Owner the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

(g)

Payoffs and Assumptions. The Servicer shall provide to the Owner, or its designee, copies of all assumption and payoff statements generated by the Seller or the Servicer on the related Mortgage Loans from the related Cut-off Date to the related Transfer Date.

(h)

Mortgage Payments Received Prior to the Related Transfer Date. Prior to the related Transfer Date all payments received by the Servicer on each related Mortgage Loan shall be properly applied to the account of the particular Mortgagor.

(i)

Mortgage Payments Received After Transfer Date. The amount of any related Monthly Payments received by the Servicer after the related Transfer Date shall be forwarded to the Owner or its designee within two (2) Business Days after the date of receipt. The Servicer shall notify the Owner or its designee of the particulars of the payment, which notification requirement shall be satisfied if the Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Owner or its designee.  The Servicer shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Servicer after the related Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Owner with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Servicer shall comply with the foregoing requirements with respect to all Monthly Payments received by the it after the related Transfer Date.

(j)

Misapplied Payments.

Misapplied payments shall be processed as follows:

(i)

All parties shall cooperate in correcting misapplication errors;

(ii)

The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after the related Transfer Date shall immediately notify the other party;

(iii)

If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, and such misapplied payment was the direct result of the Servicer’s error, the Servicer shall be liable for the amount of such shortage.  In such case, the Servicer shall reimburse the Owner for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Owner;

(iv)

If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance and such misapplied payment was the direct result of the Servicer’s error, a check shall be issued to the party shorted by the improper payment application within thirty (30) days after notice thereof by the other party; and

(v)

Any check issued under the provisions of this Section 6.02(j) shall be accompanied by a statement indicating the Owner Mortgage Loan identification number and an explanation of the allocation of any such payments.

(k)

Books and Records. On the related Transfer Date, the books, records and accounts of the Servicer with respect to the related Mortgage Loans shall be in accordance with all Accepted Servicing Practices.

On the related Transfer Date, the Servicer shall comply with all of the provisions of this Agreement to effect a complete transfer of the servicing with respect to the related Mortgage Loans.  Except as otherwise provided in this Agreement, on the related Transfer Date for each related Mortgage Loan, this Agreement, except for Articles VI, VIII, IX, X, and XIV and Sections 13.04, 13.06, 13.07, 13.08, 13.13, 13.14, 13.16, 13.17 and 13.18  which shall survive the related Transfer Date, shall terminate with respect to such Mortgage Loan.

ARTICLE VII

BOOKS AND RECORDS

Section 7.01

Possession of Servicing Files Prior to the related Transfer Date.

The contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof.  The Servicer shall maintain in the Servicing File a hard or electronic copy, if available, of each Mortgage Loan Document received by Owner or Owner’s designee and the originals or copies of documents not delivered to the Owner in Servicer’s possession received during the term of this Agreement.  The possession of the Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Owner.  The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer’s servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan by the related Seller pursuant to the related Purchase Agreement.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Owner.  In particular, the Servicer shall maintain in its possession, available for inspection by the Owner or its designee, and shall deliver to the Owner or its designee upon written demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968 or Flood Disaster Prevention Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.13, as applicable.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.

ARTICLE VIII

INDEMNIFICATION AND ASSIGNMENT

Section 8.01

Indemnification; Remedies.

(a)

The Servicer agrees to indemnify and hold the Owner and any successor servicer harmless from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Owner directly or indirectly resulting from the Servicer’s failure:

(i)

to observe and perform any or all of Servicer’s duties, obligations, covenants, agreements, warranties or representations contained in this Agreement; or

(ii)

to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement.  For purposes of this Section 8.01(a), “Owner” shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were “Owners” under this Agreement.

(b)

The Owner agrees to indemnify and hold the Servicer harmless from any liability, claim, loss or damage (including without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Servicer (a) directly or indirectly resulting from the Owner’s failure to observe and perform any or all of the Owner’s duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or (b) directly resulting from the Servicer taking any legal actions with respect to any Mortgage Loans and/or REO Properties in the name of the Servicer and without reference to the Owner or (c) any act or omission on the part of any prior servicer to the extent the Owner is indemnified for such act or omission from such prior servicer or (d) to the extent available in the applicable Purchase Agreement, directly resulting from any third party act or omission which occurred in connection with the origination, processing, funding or servicing of a mortgage loan; but, in each case set forth in subparts (a)-(d) above, only to the extent such loss does not result from the Servicer’s own negligence, bad faith or willful misconduct or failure of the Servicer (i) to observe and perform any or all of Servicer’s duties, obligations, covenants, agreements, warranties or representations contained in this Agreement; or (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.  With respect to subparts (c) and (d) herein, Owner shall use its best efforts to obtain any indemnification which the Owner is entitled to upon receipt of a written demand from the Servicer. With respect to subparts (c) and (d) herein, Owner shall use its best efforts to incorporate into each Purchase Agreement indemnification language substantially similar to Exhibit 15.  To the extent Servicer, in its reasonable discretion, has not been indemnified by the Owner after a reasonable period of time since Servicer’s demand therefor, the Owner shall, upon reasonable written notice by the Servicer to the Owner, assign to the Servicer the Owner’s indemnifications rights related to acts or omissions of prior servicers or of any third party act or omission which occurred in connection with the origination, processing, funding or servicing of a mortgage loan under the related Purchase Agreement to the Servicer and the Servicer may seek such indemnification directly from the related prior servicer or any such third party.  Servicer shall have the right to participate with Owner in the defense of any legal claim brought by any prior servicer against Servicer.  Notwithstanding anything set forth to the contrary herein, the Servicer shall not be indemnified for any act or omissions on the part of any prior servicer if the Servicer was a prior servicer.

(c)

The Servicer shall indemnify the Owner and each of the following parties participating in a Securitization Transaction:  each sponsor and issuing entity; each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Securities Exchange Act with respect to such Securitization Transaction; each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)

(A) any untrue statement of a material fact contained or alleged to be contained in any written information, written report, certification or other material provided under this Article VIII by or on behalf of the Servicer, or provided under this Article VIII by or on behalf of any Subservicer or Participating Entity (collectively, the “Servicer Information”), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii)

any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under Article XIV, including any failure by the Servicer to identify pursuant to Section 4.11(b) any Participating Entity; or

(iii)

any breach by the Servicer of a representation or warranty set forth in Section 10.09(a) or in a writing furnished pursuant to Section 10.09(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 10.09(b) to the extent made as of a date subsequent to such closing date.

In the case of any failure of performance described in clause (c)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Securities Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer or any Participating Entity.

(d)

(i)

Any failure by the Servicer, any Subservicer or any Participating Entity to deliver any information, report, certification, accountants’ letter or other material when and as required under Article XIV, which continues unremedied for three Business Days after receipt by the Servicer and the applicable Subservicer or Subcontractor, of written notice of such failure from the Owner or the Depositor, shall, except as provided in clause (ii) of this paragraph, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement related thereto to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided, however, it is understood that the Servicer shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Servicer under this Agreement and/or any applicable Reconstitution Agreement.  Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii) (A) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter or other material when and as required under this Agreement, which continues unremedied for three (3) Business Days after receipt by the Owner and the applicable Subservicer or Subcontractor of written notice of such failure from the Owner or Depositor shall, except as provided in clause (B) of this paragraph, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided, however, it is understood that the Servicer shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Servicer under this Agreement and/or any applicable Reconstitution Agreement. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii) (B) Any failure by the Servicer, any Subservicer or any Participating Entity to deliver any information, report, certification or accountants’ letter required under Regulation AB when and as required under Sections 4.04, 4.10(a) or 4.06, including any failure by the Servicer to identify a Participating Entity, which continues unremedied for nine calendar days after receipt by the Servicer of written notice of such failure from the Owner or Depositor shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided, however it is understood that the Servicer shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Servicer under this Agreement and/or any applicable Reconstitution Agreement. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii) (C) The Servicer shall promptly reimburse the Owner (or any affected designee of the Owner, such as a master servicer) and any depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Owner or any depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(iii) The Owner agrees to indemnify and hold harmless the Servicer, any Subservicer and  any Participating Entity, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers and employees of each of the foregoing from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any filing with the Commission or the omission or alleged omission to state in any filing with the Commission a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission relates to any filing with the Commission other than the Servicer Information.

(iv) If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the indemnifying party agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of any claims, losses, damages or liabilities uncured by such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party on the one hand and the indemnifying party on the other.

(v) The indemnifications provided for in this Section shall survive the termination of Agreement or the termination of any party to this Agreement.

Section 8.02

Limitation on Liability of Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

Section 8.03

Limitation on Resignation and Assignment by Servicer.

The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner.

The Servicer may, without the consent of the Owner, retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 6.02.

Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 6.01(a)(ii), without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 8.04

Assignment by Owner.

Subject to the limitations and requirements set forth in the fifth paragraph of Section 2.01, the Owner shall have the right, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit 6 attached hereto.

Section 8.05

Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the state of its filing except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of the Servicer’s assets to such Person) to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

The Servicer shall give 90 days’ prior written notice to the Owner to the extent permitted by applicable law of any such merger, conversion, consolidation, sale or other disposition to which the Servicer proposes to be a party.  In the event that any successor entity to the Servicer fails to meet the requirements set forth in this Section 8.04 and the Owner does not consent to such successor becoming the servicer hereunder, then the Servicer shall have the right to terminate this Agreement with respect to the Servicer and any such successor upon notice given as set forth in Section 6.01, without any payment of any termination penalty or termination damages and without any additional liability whatsoever to the Servicer or any third party, except for liabilities accrued under this Agreement prior to the date of termination and for liabilities resulting from Owner’s obligations hereunder, including the payment of the Servicing Fee pursuant to Section 4.03.

ARTICLE IX

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Owner warrants and represents to, and covenants and agrees with, the Servicer as follows:

Section 9.01

Organization and Good Standing; Licensing.

The Owner is a Delaware corporation duly organized, validly existing and has the power and authority to own its assets and to transact the business in which it is currently engaged.

Section 9.02

Authorization; Binding Obligations.

The Owner has the power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Owner enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.

Section 9.03

No Consent Required.

The Owner is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Owner to perform all obligations hereunder.

Section 9.04

No Violations.

The execution, delivery and performance of this Agreement by the Owner will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Owner, except for violations that will not adversely affect the Owner’s ability to perform its obligations under this Agreement or the certificate of incorporation of the Owner, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Owner is a party or by which the Owner may be bound.

Section 9.05

Litigation.

No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Owner threatened, against the Owner or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

ARTICLE X

REPRESENTATIONS AND WARRANTIES OF SERVICER

As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Servicer warrants and represents to, and covenants and agrees with, the Owner as follows:

Section 10.01

Due Organization and Authority.

The Servicer is a Texas limited partnership duly organized, validly existing and in good standing under the laws of the United States as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

Section 10.02

Ordinary Course of Business.

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

Section 10.03

No Conflicts.

Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Owner to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

Section 10.04

Ability to Service.

The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

Section 10.05

Ability to Perform.

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

Section 10.06

No Litigation Pending.

There is no action, suit, proceeding or investigation pending or to the best of Servicer’s knowledge threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or  which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

Section 10.07

No Consent Required.

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

Section 10.08

No Untrue Information.

No statement, report or other document relating to the Servicer furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

Section 10.09

Additional Representations and Warranties of the Servicer.

(a)

The Servicer shall be deemed to represent to the Owner and to any depositor, as of the date on which information is first provided to the Owner or any depositor under Section 5.02 that, except as disclosed in writing to the Owner or such depositor prior to such date:

(i)

the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer;

(ii)

the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;

(iii)

no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer;

(iv)

no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction;

(v)

there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(vi)

there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and

(vii)

there are no affiliations, relationships or transactions required to be disclosed under Item 1119 between the Servicer and any of the parties listed in Section 5.02(a)(ii)(1)-(6) which are identified in writing by the Owner or Depositor in advance of the Securitization Transaction pursuant to Section 5.02(a)(ii) of this Agreement.

(b)

If so requested by the Owner or any depositor on any date following the date on which information is first provided to the Owner or any depositor under Section 5.02, the Servicer shall, within ten Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 10.10

MERS

The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

To the extent the Owner requests Servicer to register or transfer a Mortgage Loan with Mortgage Electronic Registration System, Inc., Owner shall transfer or cause to be transferred to Servicer the required mortgage loan information within five (5) Business Days of the Servicing Transfer Date.  For such services, Owner agrees to pay Servicer the fee set forth on Exhibit 14 hereto upon the boarding or release of such Mortgage Loan on Servicer’s mortgage loan administration system.

ARTICLE XI

DEFAULT

Section 11.01

Events of Default.

The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

(a)

any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which notice of such failure is given to the Servicer, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(b)

the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy under this Agreement) after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (the date of delivery of such notice, the “Notice Date”); provided, however, that in the case of a failure that cannot be cured within thirty (30) days after the Notice Date, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Owner that the failure can be cured and the Servicer is diligently pursuing remedial action; or

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(d)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(e)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)

the Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located for more than thirty (30) days after receiving notice from any Person thereof;

(g)

Servicer ceases to meet the qualifications of an Agency to be an approved Seller/Servicer; or

(h)

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate without compensation all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

In case one or more Events of Default by Servicer occur and shall not have been remedied, the Owner, by notice in writing to Servicer may, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relieve and specific performance, terminate all the rights and obligations of Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. The Servicer shall not be entitled to any fees (including without limitation, termination fees, deboarding fees or the Servicing Release Fee) upon such termination; provided however, the Servicer shall be entitled to any accrued and unpaid Servicing Fee to the date of such termination; provided further, the successor servicer shall make arrangements as it deems appropriate to reimburse the Servicer for amounts the Servicer has actually expended as servicer pursuant to this Agreement which the successor servicer is entitled to retain hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.  Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02.  Upon written request from the Owner, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor’s possession all Mortgage Files to the extent initially provided to the Servicer, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense or as otherwise provided under Accepted Servicing Practices.  The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 11.02

Waiver of Defaults.

The Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XII

CLOSING

Section 12.01

Closing Documents.

The Closing Documents shall consist of fully executed originals of the following documents:

1.

this Agreement;

2.

a Custodial Account Letter Agreement or a Custodial Account Certification, as applicable, as required hereunder, in the form of either Exhibit 2 or 3 hereto;

3.

an Escrow Account Letter Agreement or an Escrow Account Certification, as applicable, as required hereunder, in the form of either Exhibit 4 or 5 hereto;

4.

an Officer’s Certificate, in the form of Exhibit 7 hereto, with respect to the Servicer, including all attachments thereto; and

5.

an Opinion of Counsel with respect to the Servicer, in a form reasonably acceptable to the Owner.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.01

Notices.

All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

(a)

If to Owner to:

DB Structured Products, Inc.
60 Wall Street
New York, New York 10005

Attention: Michael Commaroto

With a copy to:

DB Structured Products, Inc.
60 Wall Street
New York, New York 10005

Attention: General Counsel

(b)

If to Servicer:

Countrywide Home Loans Servicing LP
1800 Tapo Canyon
MS SV2-103A
Simi Valley, California 93065
Attention: Portfolio Services Group

With a copy to:

Countrywide Home Loans, Inc.
4500 Park Granada
MS CH-11 Calabasas, CA 91302
Attention: Legal Department

Section 13.02

Waivers.

Any of the Servicer or the Owner may upon consent of all parties, by written notice to the others:

(a)

Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

(b)

Waive or modify performance of any of the obligations of the others hereunder.

The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 13.03

Entire Agreement; Amendment.

This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

Section 13.04

Execution; Binding Effect.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Sections 8.02 and 8.03, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective permitted successors and assigns.

Section 13.05

Headings.

Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 13.06

Applicable Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

Section 13.07

Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties.  The duties and responsibilities of the Servicer shall be rendered by it as an independent contractor and not as an agent of the Owner.  The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

Section 13.08

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 13.09

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Owner or the Owner’s designee.

Section 13.10

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are integral parts of this Agreement.

Section 13.11

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 13.12

Cooperation of Servicer with a Reconstitution.

(a)

The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, on one or more dates (each a “Reconstitution Date”) at the Owner’s sole option, the Owner may effect a sale (each, a “Reconstitution”) of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

(i)

one or more transfer or sale of some or all of the Mortgage Loans to Fannie Mae or Freddie Mac;

(ii)

one or more third party purchasers in one or more Whole Loan Transfers; or

(iii)

one or more trusts or other entities to be formed as part of one or more Securitization Transactions.

(b)

With respect to each Whole Loan Transfer or Securitization Transaction, as the case may be, entered into by the Owner, Servicer shall:

(i)

negotiate in good faith and execute any Reconstitution Agreement reasonably required to effectuate the Whole Loan Transfer or Securitization Transaction, provided such Reconstitution Agreement creates no greater obligation or cost on the part of Servicer or limits Servicer’s rights and remedies than otherwise set forth in this Agreement, and provided further that Servicer shall be entitled to a servicing fee under such Reconstitution Agreement at a rate per annum no less than the Servicing Fee Rate;

(ii)

the Servicer shall execute an assignment, assumption and recognition agreement in the form of Exhibit 6;

(iii)

provide as applicable:

(A)

information pertaining to Servicer of the type and scope customarily included in offering documents for residential mortgage-backed securities transactions involving single or multiple loan originators including information regarding financial condition and mortgage loan delinquency, foreclosure and loss experience or other information as is otherwise reasonably requested by the Owner, and to deliver to the Owner any non-public, unaudited financial information, in which case the Owner shall bear the cost of having such information audited by certified public accountants if the Owner desires such an audit, or as is otherwise reasonably requested by the Owner and which Servicer is capable of providing without unreasonable effort or expense (collectively “Servicer Information”), and to indemnify the Owner and its affiliates for material misstatements or omissions contained in the Servicer Information; provided, however, Owner shall indemnify and hold harmless Servicer and its affiliates for material misstatements or omissions contained in all other information in any offering document, other than Servicer Information; and

(B)

such opinions of counsel, letters from auditors, and certificates of public officials or officers of Servicer as are reasonably believed necessary by the trustee, any rating agency or the Owner, as the case may be, in connection with such Securitization Transaction.  The Owner shall pay all third party costs associated with the preparation of the information described in clause (iii)(A) above and the delivery of any opinions (other than opinions by in-house counsel), letters or certificates described in this clause (iii)(B). Servicer shall not be required to execute any Reconstitution Agreement unless a draft of the agreement is provided to Servicer at least ten (10) days before the Reconstitution Date, or such other period as may be mutually agreed upon by the parties, for Servicer and its counsel to review and comment on such Reconstitution Agreement;

(iv)

in the event that the Owner appoints a credit risk manager in connection with a Securitization Transaction, to negotiate and execute a credit risk management agreement and provide reports and information mutually agreed to by Servicer and the credit risk manager; provided such credit risk management agreement creates no greater obligation or cost on the part of Servicer or limits Servicer’s rights and remedies than otherwise set forth in this Agreement;

(v)

to negotiate and execute one or more custodial agreements among the Owner, Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with Servicer, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization; and

(vi)

in connection with any Securitization Transaction, the Servicer will be obligated to fund all Draws and will be reimbursed for such Draws on a monthly basis from (i) principal prepayments, (ii) distributions on a variable-funding note issued by such Securitization Transaction and/or (iii) any other methodology as mutually agreed between the Owner and Servicer as set forth in the Securitization Transaction documents. Under no circumstances shall the Owner be required to fund any such Draws.

(c)

With respect to each Whole Loan Transfer and each Securitization Transaction entered into by the Owner, the Servicer agrees (1) to cooperate with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Owner shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers; (2) to execute, deliver and perform all Reconstitution Agreements required by the Owner; (3) (a) to restate the representations and warranties set forth in this Agreement as of the Reconstitution Date which shall not be more onerous than those required under this Agreement or (b) make the representations and warranties with respect to the servicing of the Mortgage Loans set forth in the related selling/servicing guide of the master servicer or issuer, as the case may be, or such representations and warranties with respect to the servicing of the Mortgage Loans as may be required by any Rating Agency or prospective purchaser of the related securities or such Mortgage Loans, in connection with such Reconstitution; provided, however, that such representations and warranties shall not be more onerous than those required under this Agreement.  The Servicer shall use its reasonable best efforts to provide to such master servicer or issuer, as the case may be, and any other participants in such Reconstitution:  (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall reasonably request and (ii) subject to the provisions of Section 13.12(b), to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Owner or any such participant; provided that the Servicer is given an opportunity to review and reasonably negotiate in good faith provisions of such indemnity.

(i)

[Reserved].

(d)

The Servicer shall execute one or more subservicing agreements between the Servicer and the Owner and/or any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Owner in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans not the subject of this Agreement in connection with a Reconstitution; and

(e)

Any execution of a subservicing agreement or Reconstitution Agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer.  All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

(f)

All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and with respect thereto this Agreement shall remain in full force and effect.  Any execution of a Reconstitution Agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer. Notwithstanding any provision to the contrary in this Agreement, in the event that the Servicer is the master servicer, servicer or sub-servicer with respect to a Reconstitution, the Owner agrees that in such Reconstitution any servicing performance termination triggers shall be included upon approved by the Servicer in its reasonable discretion.

Section 13.13

Trademarks.

The Owner and the Servicer agree that they and their employees, subcontractors and agents, shall not, without the prior written consent of the other party in each instance, (i) use in advertising, publicity or otherwise the name of each and every other party to this Agreement or their Affiliates or any of their managing directors, partners or employees, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the other party or their Affiliates, or (ii) represent, directly or indirectly, any product or any service provided by the Owner and the Servicer as approved or endorsed by the other parties to this Agreement or their Affiliates.

Section 13.14

Confidentiality of Information.

If, during the term of this Agreement, Owner requests that Servicer provide to Owner non-public, confidential information related to Servicer and other affiliates of Servicer (collectively, “Countrywide”), and if Countrywide, in its sole discretion agrees to provide this information, the parties agree that they shall enter into a confidentiality agreement in form and substance mutually agreeable to the parties prior to the release of such information (which obligation shall not be assigned by the Owner).

Section 13.15

 [Reserved].

Section 13.16

Waiver of Trial by Jury.

THE SERVICER AND THE OWNER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13.17

LIMITATION OF DAMAGES.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

Section 13.18

SUBMISSION TO JURISDICTION; WAIVERS.

The Servicer and the Owner hereby irrevocably and unconditionally:

(a)

SUBMITS FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL

COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(C)

AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

ARTICLE XIV

COMPLIANCE WITH REGULATION AB

Section 14.01

Intent of the Parties; Reasonableness.

The Owner and the Servicer acknowledge and agree that the purpose of the provisions of this Agreement relating to Regulation AB set forth in Sections 4.04, 4.05, 4.06, 4.10, 4.11, 5.02, 8.01(c), 8.01(d) and 10.09 of this Agreement is to facilitate compliance by the Owner and any depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Owner nor any depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Securities Exchange Act and the rules and regulations of the Commission thereunder.  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time due to interpretive guidance provided by the Commission or its staff and agrees to negotiate in good faith with the Owner or any Depositor with regard to any reasonable requests for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Owner or such depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer or any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans necessary in order to effect such compliance.

The Owner shall cooperate with the Servicer and provide sufficient and timely notice of any information requirements pertaining to a Securitization Transaction.  The Owner will make all reasonable efforts to contain requests for information, reports or other materials to items required for compliance with Regulation AB, and shall not request information which is not required for such compliance.

[SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

DB STRUCTURED PRODUCTS, INC.
(Owner)

By: /s/ Susan Valenti

Name:  Susan Valenti

Title:    Director

By: /s/ Hyung Peak

Name:  Hyung Peak

Title:    Managing Director

COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited
partnership
(Servicer)

By: COUNTRYWIDE GP, INC., general
partner

By: /s/ Thomas P. Lin

Name:  Thomas P. Lin

Title:    Senior Vice President

EXHIBIT 1

MONTHLY REPORTS

Trial Balance
Remittance
Delinquency

DAILY REPORTS
Data Extract
Payoff
HELOC Data Extract
Transaction Report

EXHIBIT 2

CUSTODIAL ACCOUNT CERTIFICATION

_______ __, 200_

The Servicer hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Flow Servicing Agreement, dated as of June 30, 2006, Fixed and Adjustable Rate Mortgage Loans.  The Custodial Account shall be a Special Deposit Account.

Title of Account:

Countrywide Home Loans Servicing LP, in trust for “DB Structured Products, Inc.”

Account Number:

_____________________

Address of office or branch

of the Servicer at

which Account is maintained:

______________________________

COUNTRYWIDE HOME LOANS SERVICING LP,
Servicer

By: _______________________________

Name: _________________________

Title: _________________________

Date: _________________________

EXHIBIT 3

CUSTODIAL ACCOUNT LETTER AGREEMENT

_______ __, 200_

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Flow Servicing Agreement, dated as of June 30, 2006, Fixed and Adjustable Rate Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated “Countrywide Home Loans Servicing LP, as servicer, in trust for DB Structured Products, Inc.” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS SERVICING LP,
Servicer

By: _______________________________

Name: _________________________

Title: _________________________

Date: _________________________

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The Custodial Account shall be a Special Deposit Account.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

_______________________________

Depository

By: _______________________________

Name: _________________________

Title: _________________________

Date: _________________________

EXHIBIT 4

ESCROW ACCOUNT CERTIFICATION

_______ __, 200_

________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Flow Servicing Agreement, dated as of June 30, 2006, Fixed and Adjustable Rate Residential Mortgage Loans. The Escrow Account shall be a Special Deposit Account.

Title of Account:

“Countrywide Home Loans Servicing LP, in trust for DB Structured Products, Inc., and various Mortgagors.”

Account Number:

_____________________

Address of office or branch
of the Servicer at
which Account is maintained:

______________________________

______________________________

______________________________

______________________________

COUNTRYWIDE HOME LOANS SERVICING LP,
Servicer

By: _______________________________

Name: _________________________

Title: _________________________

Date: _________________________

EXHIBIT 5

ESCROW ACCOUNT LETTER AGREEMENT

_______ ___, 200_

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Flow Servicing Agreement, dated as of June 30, 2006, Fixed and Adjustable Rate Residential Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as “Countrywide Home Loans Servicing LP, in trust for [Name of Owner], and various Mortgagors.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS SERVICING LP
Servicer

By: _______________________________

Name: _________________________

Title: _________________________

Date: _________________________

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The Escrow Account shall be a Special Deposit Account.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

_______________________________

Depository

By: _______________________________

Name: _________________________

Title: _________________________

Date: _________________________

EXHIBIT 6

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated ______________(“Agreement”), among DB Structured Products, Inc. (“Assignor”), Deutsche Alt-A Securities, Inc. (“Assignee”) and Countrywide Home Loans Servicing LP (the “Company”), and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee (“Trustee”) and Wells Fargo Bank, N.A., as master service (“Master Servicer”).

For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment, Assumption and Conveyance

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”), and (b) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of June 30, 2006 (the “Servicing Agreement”), by and between the Assignor (in such capacity, the “Owner”) and the Company attached hereto as Attachment 1.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section 6.01(b) (relating to the Owner’s right to terminate the Company), and Sections 13.12(i) and 13.15 (relating the Owner’s obligation to execute certain confidentiality agreements) or (iv) any rights of the Assignor under the Commitment Letter, dated as of [_____ __], 200[_] (the “Commitment Letter”) between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

The Assignee hereby assumes all of the Assignor’s obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement: (a) the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth in the Commitment Letter, (b) any Prepayment Penalties collected by the Servicer shall be remitted to the trustee and (c) Servicer shall be entitled to withdraw from the Custodial Account any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to the related Purchase Agreement.

2.

Recognition of the Company

From and after the date hereof (the “Securitization Closing Date”), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to _____________________, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”), of the __________________ (the “Trust”) created pursuant to a Pooling and Servicing Agreement or Trust Agreement, dated as of _________________ (the “Pooling Agreement”), among the Assignee, the Trustee and ____________________, as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the “Servicer”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Pooling Agreement, (ii) the Company shall look solely to the Trust (including the Trustee and the Servicer acting on the Trust’s behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.03 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article 10 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust’s behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

3.

Representations and Warranties of the Company

The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

(d)

The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(e)

The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement  The execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company.  This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(f)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

(g)

The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

(h)

There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

(i)

The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate “paid through” data (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

(j)

Except as reflected in the “paid through” data delivered to the Assignor (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

(k)

To the Company’s knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

(l)

The Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

Pursuant to Section 13.12 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article X of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

4.

Representations and Warranties of the Assignor

The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

(a)

The Assignor is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note.  The Mortgage Loan is not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan; and

(b)

The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor.

5. Miscellaneous

(a)

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b)

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

(c)

This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust’s behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

(d)

Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement and the Servicing Agreement.

(e)

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

(f)

In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

(g)

Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement or the Servicing Agreement, as applicable.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

[ASSIGNEE]

By: ________________________________

Name: __________________________

Title: ___________________________

DB STRUCTURED PRODUCTS, INC.

By: ________________________________

Name: __________________________

Title: ___________________________

By: ________________________________

Name: __________________________

Title: ___________________________

COUNTRYWIDE HOME LOANS  SERVICING LP, a Texas limited partnership  (Servicer)

By:

COUNTRYWIDE GP, INC., general partner

By: ________________________________

Name: __________________________

Title: ___________________________

EXHIBIT A TO ASSIGNMENT AND RECOGNITION AGREEMENT

Mortgage Loan Schedule

EXHIBIT 7

FORM OF OFFICER’S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected [Vice] President of [Servicer], a federal savings bank organized under the laws of the United States (the “Company”) and further as follows:

1.

Attached hereto as Exhibit 1 is a true, correct and complete copy of the partnership agreement of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

2.

Attached hereto as Exhibit 2 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

3.

Attached hereto as Exhibit 3 is a true, correct and complete copy of the resolutions of the partnership of the Company authorizing the Company to execute and deliver the Flow Servicing Agreement, dated as of June 30, 2006, between the Company, and DB Structured Products, Inc. (the “Owner”), (the “Flow Servicing Agreement”) and such resolutions are in effect on the date hereof.

4.

Each person listed on Exhibit 4 attached hereto who, as an officer or representative of the Company, signed (a) the Flow Servicing Agreement, and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 4, and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated: _________________________________

By:

Name:____________________________

[Seal]

Title:  [Vice] President

I, ________________________, an [Assistant] Secretary of [Servicer], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: _________________________________

By:

Name:____________________________

[Seal]

Title:  [Vice] President

EXHIBIT 4 to
Company’s Officer’s Certificate

NAME	TITLE	SIGNATURE

EXHIBIT 8

MORTGAGE LOAN DOCUMENTS

The following documents shall constitute the Mortgage Loan documents with respect to each Mortgage Loan:

(a)

the original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of _________, without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Owner that state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by “[Last Endorsee], successor by merger to [name of predecessor]”. If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by “[Last Endorsee], formerly known as [previous name]”; the original of any guarantee executed in connection with the Mortgage Note;

(b)

the original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the Owner cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(c)

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(d)

the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording.  The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Owner as provided in this Agreement.  If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Owner or as directed by the Owner. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank.  If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by “[Seller], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by “[Seller], formerly known as [previous name]”;

(e)

the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Originator to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(f)

The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company (provided, that the original mortgagee policy of title insurance shall be added when available);

(g)

original powers of attorney, if applicable, or, if in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original power of attorney with evidence of recording thereon, if applicable, because of a delay caused by the public recording office, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such power of attorney, together with an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such power of attorney has been dispatched to the appropriate public recording office for recordation and that the original recorded power of attorney or a copy of such power of attorney certified by such public recording office to be a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the Seller; and

(h)

security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

The following documents, together with the Mortgage Loan Documents, shall constitute the Mortgage File with respect to each Mortgage Loan:

(a)

The original hazard insurance policy and, if required by law, flood insurance policy.

(b)

Residential loan application.

(c)

Mortgage Loan closing statement.

(d)

Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

(e)

Verification of acceptable evidence of source and amount of downpayment.

(f)

Credit report on the Mortgagor.

(g)

Residential appraisal report, if available.

(h)

Photograph of the Mortgaged Property.

(i)

Survey of the Mortgaged Property, if any.

(j)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc. All required disclosure statements.

(k)

If available, termite report, structural engineer’s report, water potability and septic certification.

(l)

Sales contract, if applicable.

(m)

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

(n)

Amortization schedule, if applicable.

EXHIBIT 9

FORM OF ANNUAL CERTIFICATION

Re:

Flow Servicing Agreement dated as of June 30, 2006 (the “Agreement”) by and between DB Structured Products, Inc. and Countrywide Home Loans Servicing

I,

________________________________,

the

of Countrywide Home Loans Servicing LP (the “Company”), certify to [the Owner], [the depositor] or the [Master Servicer] [Securities Administrator] or [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [depositor] [Master Servicer] [Securities Administrator] or [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [depositor] [Master Servicer] [Securities Administrator] or [Trustee];

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

 [Signature]
[Title]

EXHIBIT 10

FORM OF POWER OF ATTORNEY

FORM OF LIMITED POWER OF ATTORNEY

LIMITED POWER OF ATTORNEY

DB Structured Products, Inc., a corporation, organized under the laws of the state of Delaware and having its principal place of business at 60 Wall Street, New York, NY 10005, as Owner (hereinafter called “Owner”) hereby appoints Countrywide Home Loans Servicing LP (hereinafter called “Countrywide”), as its true and lawful attorney-in-fact to act in the name, place and stead of Owner solely for the purposes set forth below.

The said attorney-in-fact is hereby authorized and empowered, solely with respect to the Mortgage Loans and REO Properties, as defined in, and subject to the terms of, that certain Flow Servicing Agreement, between Countrywide and Owner, dated as of June 30, 2006 (the “Servicing Agreement”), as follows:

1.

To execute, acknowledge, seal and deliver deed of trust/mortgage note endorsements, lost note affidavits, assignments of deed of trust/mortgage and other recorded documents, satisfactions/releases/reconveyances of deed of trust/mortgage, subordinations and modifications, tax authority notifications and declarations, deeds, bills of sale, and other instruments of sale, conveyance, and transfer, appropriately completed, with all ordinary or necessary endorsements, acknowledgments, affidavits, and supporting documents as may be necessary or appropriate to effect its execution, delivery, conveyance, recordation or filing.

2.

To execute and deliver insurance filings and claims, affidavits of debt, substitutions of trustee, substitutions of counsel, non-military affidavits, notices of rescission, foreclosure deeds, transfer tax affidavits, affidavits of merit, verifications of complaints, notices to quit, bankruptcy declarations for the purpose of filing motions to lift stays, and other documents or notice filings on behalf of Owner in connection with insurance, foreclosure, bankruptcy and eviction actions.

3.

To endorse any checks or other instruments received by Countrywide and made payable to Owner.

4.

To pursue any deficiency, debt or other obligation, secured or unsecured, including but not limited to those arising from foreclosure or other sale, promissory note or check. This power also authorizes Countrywide to collect, negotiate or otherwise settle any deficiency claim, including interest and attorney’s fees.

5.

To do any other act or complete any other document that arises in the normal course of servicing of all Mortgage Loans and REO Properties, as defined in, and subject to the terms of the Servicing Agreement.

This Limited Power of Attorney shall expire on _____ __, 200_.

[NAME]

Dated: ________________________ , 200___. By: ___________________________________

Name:

Title:

Witness:

___________________________________
Name:

___________________________________
Name:

Acquisition Department, SV-103

1800 Tapo Canyon Rd.

Send Correspondence to:

Simi Valley CA  93063-6712

P.O. Box 5170

Simi Valley CA  93062-5170

Business Address:

450 American Street

June 22, 2004

Simi Valley CA  93065-6285

Account No.: Acct No

Borrower & Co-Borrower

Property Address:

address

Address

City, State  Zip

City, State Zip

EXHIBIT 11

HELLO AND GOODBYE LETTER FORMS

Welcome!  The servicing of your mortgage loan, that is, the right to collect payments from you, is being assigned, sold or transferred from Previous Servicer to Countrywide Home Loans Servicing LP, effective July 01, 2004.  Countrywide is one of the nation’s largest independent home mortgage lenders, and we are looking forward to providing you with both superior customer service and an extensive network of mortgage services.

NOTICE OF ASSIGNMENT, SALE, OR TRANSFER OF SERVICING RIGHTS

The transfer of servicing is a common practice in today’s home loan market and does not affect any terms or conditions of your loan, other than those provisions directly related to the servicing of your loan.  Except in limited circumstances, the law requires that your present servicer send you this notice at least 15 days before the effective date of transfer, or at closing.  Your new servicer must also send you this notice no later than 15 days after this effective date or at closing.  Please note that the transfer of servicing functions will not affect any term or condition of the mortgage instruments of your mortgage loan, other than terms directly related to the servicing of your loan.

YOUR PRESENT SERVICER:

Your present servicer is Previous Servicer. If you have any questions relating to the transfer of servicing from Previous Servicer, call Customer Service, toll-free, at 1-800-430-5262 between 7:00 a.m. and 6:00 p.m. Pacific Time on the following days:  Monday through Friday.

YOUR NEW SERVICER CONTACT AND PAYMENT REMITTANCE ADDRESS:

Your new servicer will be Countrywide. The business address for Countrywide is:  450 American Street Simi Valley, CA  930656285. The address to send correspondence is:  P.O. Box 5170, Simi Valley, CA  93062-5170.  The address to send your first payment is: P.O. Box 10334, Van Nuys, CA  91410-0334.  The toll-free telephone number of Countrywide is 1-800-437-5760.  If you have any questions relating to the transfer of servicing to your new servicer, call Countrywide Customer Service, toll-free, at 1-800-4375760 between 6:00 a.m. and 5:00 p.m., Pacific Time, Monday through Friday.  Please write the Countrywide account number on all checks and correspondence and have your account number available when you call.  Your complete loan file is being transferred to your new servicer.

INFORMATION CONCERNING YOUR PAYMENTS AND OPTIONAL INSURANCE:

The date that Previous Servicer will stop accepting payments from you is June 14, 2004.  The date that your new servicer, Countrywide, will start accepting payments from you is June 15, 2004. Send all payments on or after that date to Countrywide. Countrywide will send you new billing statements.  If you have a payment due before you receive your new billing statement, write your Countrywide account number (Acct No) on your check and mail it to Countrywide at the payment address shown above. Please note that your account information is subject to change to reflect disbursements that are made by, and payments that are due to,

This communication is from a debt collector.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION

AQCMBO6 – 8/29/2002

Account Number: Acct No-5

Borrower & Co-Borrower

Next Payment  amount

Address

A fee up to $25.00 ($40.00 in FL) will be charged for each returned payment except as otherwise limited by law.

AQCMBO6

Prior Loan # Xref

SRCCD 10157

Countrywide

P.O. Box 10334
Van Nuys, CA 91410-0334

S914100334348S

064381364500000281619000000000

your prior lender.  If your previous servicer was automatically drafting/deducting your monthly payment from your bank account, please be advised that this service will be discontinued.

If the terms of your loan provide for an escrow account to pay taxes and/or insurance, Countrywide may elect to re-analyze the escrow payment amount and make any necessary adjustments.  In compliance with the Real Estate Settlement Procedures Act (RESPA), Countrywide analyzes escrow accounts utilizing the aggregate method.

OTHER INFORMATION FROM Previous Servicer:

If any check or other instrument received by Previous Servicer is/was returned unpaid, you remain liable to Previous Servicer for the amount unpaid.  If you have any questions, please contact Previous Servicer at the toll-free  number listed above.

HELPFUL TIP – NOTIFY YOUR INSURANCE CARRIER:

You should notify your insurance company to list Countrywide as the mortgagee on your policy. The Mortgagee Clause should read as follows:

Countrywide Home Loans
Its Successors and/or Its Assigns ATIMA
Insurance Department, SV-22
P.O. Box 10212
Van Nuys, CA 91410-0212

BORROWER’S RIGHTS

You should be aware of the following information, which is set out in more detail in Section 6 of the Real Estate Settlement Procedures Act (RESPA) (12 U.S.C. 2605):

During the 60-day period following the effective date of the transfer of the loan servicing, a loan payment received by your old servicer before its due date may not be treated by the new loan servicer as late, and a late fee may not be imposed on you.

Section 6 of RESPA (12 U.S.C. 2605) gives you certain consumer rights.  If you send a “qualified written request” to your loan servicer concerning the servicing of your loan, your servicer must provide you with a written acknowledgment within 20 Business Days of receipt of your request.  A “qualified written request” is a written correspondence, other than notice on a payment coupon or other payment medium supplied by the servicer, which includes your name and account number, and your reasons for the request.  If you want to send a “qualified written request” regarding Countrywide’s servicing of your loan, it must be sent to the following address:

Countrywide Home Loans Servicing LP
Customer Service Correspondence, SV314B
P.O. Box 5170
Simi Valley, CA 93062-5170

Not later than 60 Business Days after receiving your request, your servicer must make any appropriate corrections to your account, and must provide you with a written clarification regarding any dispute. During this 60-Business-Day period, your servicer may not provide information to a consumer reporting agency concerning any overdue payment related to such period or qualified written request.  However, this does not prevent the servicer from initiating foreclosure if proper grounds exist under the mortgage documents.

A Business Day is a day on which the offices of the business entity are open to the public for carrying on substantially all of its business functions.

Section 6 of RESPA also provides for damages and costs for individuals or classes of individuals in circumstances where servicers are shown to have violated the requirements of that Section.  You should seek legal advice if you believe your rights have been violated.

Acquisition Department, SV-103

Send Correspondence to:

Business Address:

1800 Tapo Canyon

P.O. Box 5170

450 American Street

Simi Valley, CA 93063-6712

Simi Valley, CA 93062-5170

Simi Valley CA  93065-6285

Internet Address:

June 22, 2004

Borrower & Co-Borrower

Account No.: Acct No

address

Property Address:

City, State  Zip

Address

The servicing of your mortgage loan, that is, the right to collect payments from you, is being assigned, sold or transferred from Countrywide, to New Servicer, who will be servicing your loan in the name of and on behalf of Countrywide. The transfer will be effective July 01, 2004.  New Servicer is looking forward to providing you with superior customer service.

NOTICE OF ASSIGNMENT, SALE, OR TRANSFER OF SERVICING RIGHTS

The transfer of servicing is a common practice in today’s home loan market and does not affect any terms or conditions of your loan, other than those provisions directly related to the servicing of your loan.  Except in limited circumstances, the law requires that your present servicer send you this notice at least 15 days before the effective date of transfer, or at closing.  Your new servicer must also send you this notice no later than 15 days after this effective date or at closing.  In this case, all necessary information is combined in this one notice

YOUR PRESENT SERVICER:

Your present servicer is Countrywide.  If you have any questions relating to the transfer of servicing from Countrywide, call Customer Service, toll-free, at 1-800-430-5262 between 7:00 A.M. and 6:00 P.M. Pacific Time on the following days:  Monday through Friday.

INFORMATION CONCERNING YOUR PAYMENTS:

The date that Countrywide will stop receiving payments, at the current remittance address, is June 14, 2004.  The date that your new servicer will start accepting payments from you, on behalf of Countrywide is June 15, 2004.

IMPORTANT:  Please continue to make your checks payable to Countrywide. Send all payments on or after June 15, 2004 to:
P.O. Box 10334, Van Nuys, CA  91410-0334. If you have a payment due before you receive your new billing statement, write your new account number (Acct No), on your check, payable to Countrywide, and mail it to the payment address shown on the coupon below. Please note that your account information is subject to change to reflect disbursements that were made by, and payments that were due prior to the effective date of the transfer.

If your previous servicer was automatically drafting/deducting your monthly payment from your bank account, please disregard the coupon attached below because your new servicer will provide a one time courtesy draft.  You will receive more information about continuing this service within a few days.  If you wish to discontinue this service, please contact Countrywide’s Customer Service Department at 800-669-6607.

If the terms of your loan provide for an escrow account to pay taxes and/or insurance, your new servicer may elect to re-analyze the escrow payment amount and make any necessary adjustments.  In compliance with the Real Estate Settlement Procedures Act (RESPA), your new servicer analyzes escrow accounts utilizing the aggregate method.

HELPFUL TIP – NOTIFY YOUR INSURANCE CARRIER:

We suggest that you contact your insurance company to advise them of your new account number, Acct No, and address for our Insurance Department: P.O. Box 1960, SV-22, Simi Valley, CA 93062-1960.

HOW YOUR NEW SERVICER WILL COMMUNICATE WITH YOU:

You will continue to receive monthly billing statements and other correspondence that are on Countrywide’s letterhead.  All correspondence sent to you regarding your loan will in fact be sent by New Servicer.  New Servicer will be servicing your account in the name of Countrywide.

Please be advised that this communication is from a debt collector

SEE REVERSE SIDE FOR IMPORTANT INFORMATION

AQWLGB 04/02/2001

Account Number: Acct No-5

Borrower

Payment Due: amount

Address

A fee up to $25.00 ($40.00 in FL) will be charged for each returned payment except as otherwise limited by law.

 AQWLGB

Prior Account # xref
SRCCD 10157

Countrywide

P.O. Box 10334

Van Nuys, CA  91410-0334

S914100334348S

(a)

BORROWER’S RIGHTS

You should be aware of the following information, which is set out in more detail in Section 6 of the Real Estate Settlement Procedures Act (RESPA) (12 U.S.C. 2605):

During the 60-day period following the effective date of the transfer of the loan servicing, a loan payment received by your previous servicer before its due date may not be treated by the new loan servicer as late, and a late fee may not be imposed on you.

Section 6 of RESPA (12 U.S.C. 2605) gives you certain consumer rights.  If you send a “qualified written request” to your loan servicer concerning the servicing of your loan, your servicer must provide you with a written acknowledgment within 20 Business Days of receipt of your request.  A “qualified written request” is a written correspondence, other than notice on a payment coupon or other payment medium supplied by the servicer, which includes your name and account number, and your reasons for the request.  If you want to send a “qualified written request” regarding the servicing of your loan, it must be sent to the following address:

Customer Service Correspondence Department
CA
P.O. Box 5170
Simi Valley, CA 93062-5170

Not later than 60 Business Days after receiving your request, your servicer must make any appropriate corrections to your account, and must provide you with a written clarification regarding any dispute. During this 60-Business Day period, your servicer may not provide information to a consumer reporting agency concerning any overdue payment related to such period or qualified written request.  However, this does not prevent the servicer from initiating foreclosure if proper grounds exist under the mortgage documents.

A Business Day is a day on which the offices of the business entity are open to the public for carrying on substantially all of its business functions.

Section 6 of RESPA also provides for damages and costs for individuals or classes of individuals in circumstances where servicers are shown to have violated the requirements of that Section.  You should seek legal advice if you believe your rights have been violated.

PAYMENT INSTRUCTIONS

Please

- Make your check payable to Countrywide Home Loans

- Don’t attach your check to the payment coupon

- Write your loan number on your check or money order

- Don’t include correspondence

- Write in any additional amounts you are including. (If

- Don’t send cash
 total is more than $5000, please send certified check.)

Payments: All payments will be applied to the longest outstanding installment due, unless otherwise expressly prohibited by law. All premium payments for credit life insurance will be applied after application of any principal and interest payments due, but before any other amounts due on your loan are applied.

Additional amounts. If you submit an additional principal amount, an additional escrow amount and/or an “other” amount with your regular home loan payment of principal and interest, Countrywide will first apply your home loan payment before any additional amount is applied.  If your home loan payments are not current, Countrywide will first apply any additional principal amount and/or additional escrow amount to outstanding principal and interest payments due before either additional amount is applied.  Any additional amount specified as “other” will be applied first to past due principal and interest payments,  then escrow deficiencies, then late charges, then fees and costs due,  then outstanding principal.

EXHIBIT 12

FORM OF COMMITMENT LETTER

[OWNER]

[DATE]

Countrywide Home Loans Servicing LP 1800 Tapo Canyon, MS SV2-103A Simi Valley, California 93063 Attn: Portfolio Services

Re: Flow Servicing Agreement dated June 30, 2006 (the “Servicing Agreement”), between DB Structured Products Inc. (“Owner”) and Countrywide Home Loans Servicing LP, as servicer (“Countrywide”).

Gentlemen and Ladies:

This letter (this “Commitment Letter”) and the Mortgage Loan Schedule attached hereto as Exhibit A, identifies certain mortgage loans (the “Added Mortgage Loans”) which Owner proposes to add and make subject to the Servicing Agreement and the business terms under which Servicer agrees to service the Added Mortgage Loans.  This letter also sets forth the fee arrangement including the Servicing Fee Rate (as defined in the Servicing Agreement), as set forth on Exhibit B (“Term Sheet”).

Upon the mutual execution of this Commitment Letter, the Added Mortgage Loans shall be deemed to have been made subject to the terms and conditions of the Servicing Agreement.  The transfer and servicing of the Added Mortgage Loans shall, unless otherwise agreed, occur on the dates specified herein.

All exhibits hereto are incorporated herein in their entirety.  In the event there exists any inconsistency between the Servicing Agreement and this Commitment Letter, the latter shall be controlling notwithstanding anything contained in the Servicing Agreement to the contrary.  All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed as of the ____day of ______________.

DB STRUCTURED PRODUCTS, INC. as Owner

By: ________________________________

Name:

Title:

By: ________________________________

Name:

Title:

COUNTRYWIDE HOME LOANS  SERVICING LP, a Texas limited partnership as Servicer

By:

COUNTRYWIDE GP, INC., general partner

By: ________________________________

Name:

Title:

EXHIBIT A
Mortgage Loan Schedule

EXHIBIT B
Term Sheet

EXHIBIT 13

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the applicable criteria identified below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a backup servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:

By:

Name:

Title:

EXHIBIT 14
TERM SHEET

Monthly Subservice Fee: (1)	Subprime/ Alt-A 1st	Subprime/ Alt-A 2nds	HELOC
Current	$ 6.50	$ 6.50	$ 6.50
30 through 59 Days delinquent	$ 6.50	$ 6.50	$ 6.50
60 through 89 Days Delinquent	$ 45.00	$ 55.00	$ 55.00
90 through 119 Days Delinquent	$ 45.00	$ 55.00	$ 55.00
120+ Days delinquent	$ 45.00	$ 55.00	$ 55.00
Bankruptcies	$ 35.00	$ 45.00	$ 45.00
Foreclosures (2)	$ 45.00	$ 75.00	$ 75.00

ADD ON: PayOption ARMS	$ 2.00

OTHER KEY PARAMETERS

Minimum Monthly Servicing Fee	$2,500 per month
Remittance Types	Actual/Actual During Interim Servicing Period
Schedule/Schedule After Reconstitution
Remittance Date	5th Business Day of each month
Servicing Advances and Subsequent Draws

Servicer to be reimbursed monthly for HELOC subsequent draw advances. Servicer to be reimbursed monthly for servicing advances. No cost of funds (30-day Libor) shall be applicable for HELOC Draws unless the line utilization rate falls below 50% within an average 3-month period at which time Servicer shall be entitled to charge Owner cost of funds on all outstanding Draw advances effective as of the beginning of the review period.

Line Termination Fees	Owner will retain 100% of the line termination fees.
Prepayment Penalties	Owner shall be entitled to retain 100% of prepayment penalties
Custodial Account Float (PITI)	Servicer to retain 100% of the PITI float benefit.
Ancillary Income	Servicer will retain 100% of the ancillary income incl. late charges
HELOC Draw Access	Draws will be available via wire request only during the interim period.
Branding	Countrywide
Delegated Authority	Owner shall delegate authority to Servicer to carry out its servicing and administration duties without obtaining Owner’s prior written approval. (Including, but not limited to Payoffs).
Contract Term	1 year with annual renewal option

MISCELLANEOUS ONE TIME AND OTHER FEES

Initial Conversion Fee	No Charge
Bulk Set-up Fees
Bulk Conversion Fees	$ 1,250	per seller/service
Setup Fees	$ 7.00	per loan (min $1,000 per transfer)

Flow Set-up Fees
Internal Transfers	No Charge
Electronic Transfer (3)	$ 10.00	per loan
Manual Transfer	$ 35,00	per loan
Manual Data Backfill	$ 10.00	per Iran
BK/FCL Review	$ 75.00	per loan (BK/FCL status at time of boarding)

Other Servicing Fees
Master File Corrections	$ 15.00	per loan
Document Procurement	$ 15.00	per document
Reconveyance Fees	$ 35.00	per loan (only if uncollectible from borrower)
Actual/Actual Investor Reporting (4)	$ 150.00	per investor account, per month
REO Marketing	$ 500.00	one-time fee + 1 % of gross sales price (min $1,500)

Optional Servicing Fees
MERS Registration	$ 6.00	per loan
MERS Transfer	$ 10.00	per loan (release 270+ days after registration)
Pre-Transfer 1098 Reporting	$ 10.00	per loan

Loss Mitigation Fees
Pre-Foreclosure Sale	$ 1,000.00	per loan
Modification	$ 500.00	per loan
Deed-in-Lieu/Payment Plan	$ 250.00	per loan

Service Release Fees (4)
3rd Party Release	$ 15.00	per loan
Countrywide Purchase	No Charge

NOTES

(1)

Minimum servicing fee is $2,500 per month exclusive of ancillary revenues collected, Set-up Fees, Service Release Fees, and Other Servicing Fees. Loans transferred or boarded prior to the 16th of the month will be charged a full service fee. Loans transferred or boarded after the 15th of the month will be charged 50% of the monthly subservicing fee.

(2)

Foreclosure fees are billed based on pre and post foreclosure activity. Foreclosure fees will be assessed through and including the month following the claim filing.

(3)

Electronic transfer price is based on Client providing Servicer with all required data and in an 100% electronic MISMO/XML format. Pricing also assumes that transfer data will include escrow and flood information required for loan servicing and that data will be provided from one source.

(4)

Minimum release fee of $250 shall apply per Servicer, per release.

EXHIBIT 15

FORM OF INDEMNIFICATION LANGUAGE

The Seller shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12. The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.